Rule 497(e)
File Nos.
33-1922
811-4506

    THE PASADENA GROUP                                      THE PASADENA
   OF MUTUAL FUNDS-Registered Trademark-                    VALUE 25
[Logo]                                                      FUND-SM-

    THE PASADENA VALUE 25 FUND seeks to achieve substantial dividend income and long-term growth of capital by investing in equity securities which the Manager believes offer the best potential for current dividend yield and long-term capital appreciation.

    Roger Engemann Management Co., Inc. is the investment manager for the Fund. The Fund is a separate series of the Pasadena Investment Trust (the "Trust"), and offers three classes of shares (Class A, Class B and Class C shares). See "Synopsis -- Purchase and Redemption of Shares" below. The minimum initial investment for the Fund is $1,000 per account ($250 for individual retirement and minor's custodial accounts and for initial purchases under a Systematic Purchase Plan). Minimum subsequent investments are $50. See "Purchase of Shares."

    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read it and retain it for future reference. Additional information about the Fund and the Trust is included in the Trust's Statement of Additional Information regarding the Fund dated January 1, 1997, as it may be amended from time to time. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge upon request to the Trust at 600 North Rosemead Boulevard, Pasadena, California 91107-2133 (telephone: (818) 351-9686 or (800) 648-8050).

    For a limited time, the minimum initial investment for shares of The Pasadena Value 25 Fund has been reduced to $25 per account for those investors eligible to purchase shares at net asset value (see "Alternative Purchase Arrangements -- Purchase of Shares"). This offer is expected to be open from January 1, 1997 through February 28, 1997, but may be revoked by The Pasadena Group of Mutual Funds at any time.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           PROSPECTUS JANUARY 1, 1997

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Synopsis....................................................    2
Expense and Fee Tables......................................    4
Investment Objectives and Policies..........................    6
Alternative Purchase Arrangements...........................    9
Purchase of Shares..........................................   10
Redemption of Shares........................................   16
Management..................................................   19
Dividends, Distributions and Taxes..........................   21
Determination of Net Asset Value............................   22
Performance Information.....................................   22
Description of the Trust....................................   23
Shareholder Inquiries.......................................   24
General Information.........................................   24
Backup Withholding Instructions.............................   24

                                    SYNOPSIS

    The following synopsis is qualified in its entirety by the detailed information contained elsewhere in this Prospectus or the Statement of Additional Information.

    THE FUND. The Pasadena Group of Mutual Funds consists of six separate series of the Pasadena Investment Trust (the "Trust"), a Massachusetts business trust, organized as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The series (the "Fund") described in this Prospectus is The Pasadena Value 25 Fund (the "Fund")

    The other series of the Trust, The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Small and Mid-Cap Growth Fund and The Pasadena Global Growth Fund are covered by separate prospectuses. (All of the series of the Trust are collectively referred to as the "Funds")

    THE MANAGER. Roger Engemann Management Co., Inc. (the "Manager") provides investment advice to the Fund and manages the Fund's investments. The Manager's annual management fee, which is computed and prorated daily, equals 0.90% of the average daily net assets of the Fund up to $50 million, plus 0.80% of net assets over $50 million up to $500 million, plus 0.70% of net assets over $500 million. The Manager also performs, and/or assumes the expenses for, the Fund's administrative and most shareholder services, for which it receives an annual administration fee equal to 0.60% of the average daily net assets of the Fund up to $50 million, plus 0.50% over $50 million up to $500 million, plus 0.40% of net assets over $500 million. The combined rate of fees is higher than that paid by most investment companies to their manager. However, the Fund will not incur any other expenses in connection with its normal operations other than (i) a fee paid by each class of shares to dealers and others, including the Manager and its affiliates, for servicing shareholder accounts equal to 0.25% per annum of the aggregate average daily net assets of the Fund attributable to the class,
(ii) an ongoing distribution fee payable by Class B shares and Class C shares at an annual rate of 0.75% of the Fund's average daily net assets attributable to each such class, and (iii) certain DE MINIMIS fees of its independent auditors, legal counsel and trustees.

    PURCHASE AND REDEMPTION OF SHARES. The Fund offers its shares continuously and redeems its shares upon a shareholder's request. The Fund offers three classes of shares (each, a "Class"). Shares may be purchased through authorized investment dealers at the public offering price next determined after the Fund's sub-transfer agent, Boston Financial Data Services, Inc. (the "Sub-Transfer Agent"), the Fund, or another authorized agent or subagent of the Fund, receives a purchase order. The public offering price of the Class A shares is the net asset value per share plus a maximum sales charge of 5.50% of the offering price, reduced on purchases of $50,000 or more. The public offering price of the Class B shares and Class C shares is their net asset value per share. The Class B shares are subject to a contingent deferred sales charge (sometimes referred to as the "CDSC") of up to 5% of the offering price imposed on most redemptions made within four years of purchase and the Class C shares are subject to a CDSC of 1% of the offering price imposed on most redemptions made within the first year of purchase. Orders for Class B shares and Class C shares of more than $100,000 of the Fund will not be accepted. For more information about the different purchase arrangements, see "Alternative Purchase Arrangements." For more information about the various expenses borne by each Class, see "Comparison of Classes" and "Expense and Fee Tables."

    The minimum initial investment is $1,000 per account ($250 for individual retirement and minor's custodial accounts and for initial purchases under a Systematic Purchase Plan). Minimum subsequent investments are $50. See "Purchase of Shares." Shares are redeemed at their net asset value per share next determined after the Sub-Transfer Agent, the Fund, or another authorized agent or subagent of the Fund, receives a redemption request in proper form (less the CDSC, if any, with respect to the Class B and Class C shares). See "Redemption of Shares."

    RISKS. Every investment carries some market risk. In addition to the risks described under "Risk Considerations," an investment in the Fund is subject to the inherent risk that market prices or interest rates will not correlate with the Manager's estimation of fundamental security values or market trends. The Fund is designed to be a long-term investment. Therefore, because the Fund's net asset value per share will fluctuate with daily changes in the market prices of its portfolio securities, an investment in the Fund may not be suitable for investors with specific short-term investment return needs. The Fund's emphasis on stocks of established, high dividend paying companies, as well as its possible exposure to fixed-income securities, could limit its potential for capital appreciation. Sharply rising interest rates could also decrease the value of stocks purchased by the Fund, further restraining total return. See "Investment Objective and Policies" and "Risk Considerations."

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risk, including possible loss of principal.

                             EXPENSE AND FEE TABLES

    Expenses are one of several factors to consider when investing in the Fund. The purpose of the following table is to provide an understanding of the various costs and expenses that shareholders of each Class will bear directly or indirectly. Because Rule 12b-1 distribution charges are accounted for on a Class-level basis (and not on an individual shareholder-level basis), individual long-term investors in the Class B shares and Class C shares of the Fund may over time pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"), even though all shareholders of those Classes in the aggregate may not. This is recognized and permitted by the NASD.

                                                                                              CLASS A      CLASS B      CLASS C
                                                                                            -----------  -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales "Load" Imposed on Purchases (as percentage of offering price)..                   5.50%        None         None
  Maximum Sales "Load" Imposed on Reinvestment of Distributions................                   None         None         None
  Maximum Deferred Sales Charge................................................                   None         5.00%        1.00%
  Redemption Fees+.............................................................                   None         None         None
  Exchange Fees................................................................                   None         None         None
ANNUAL FUND OPERATING EXPENSES*:
 (Before Fee Waivers)..........................................................
  Management Fees..............................................................                   0.90%        0.90%        0.90%
  12b-1 Fees...................................................................                   None         0.75%        0.75%
  Other Expenses...............................................................
    Administration Fees........................................................       0.60%
    Services Fees..............................................................       0.25%
                                                                                 ---------
    Total Other Expenses                                                                          0.85%        0.85%        0.85%
                                                                                                 -----        -----        -----
      Total Fund Operating Expenses............................................                   1.75%        2.50%        2.50%
                                                                                                 -----        -----        -----
                                                                                                 -----        -----        -----

------------------------
+    A $10.00 fee may be charged for redemptions made by bank wire (see p. 19).
* Operating expense information for the Fund reflects the highest fee levels borne by shareholders for all Classes of shares under the Management, Administration and Services Agreements. Such information is also based on the current fee schedule for the Class B shares and Class C shares under the Distribution Plan for each such Class. Management Fees and Administrative Fees will decrease when the Fund's total assets exceed $50 million.

EXAMPLES

       An investor would bear the following transaction and operating expenses in each Class of the Fund over different time periods, assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period:

                                     CLASS    CLASS    CLASS
                                       A        B        C
                                     ------   ------   ------
1 year.............................  $  72    $  75    $  35
3 years............................    107      108       78

       An investor would bear the following transaction and operating expenses on the same $1,000 investment, assuming no redemption at the end of each time period:

                                     CLASS    CLASS    CLASS
                                       A        B        C
                                     ------   ------   ------
1 year.............................  $  72    $  25    $  25
3 years............................    107       78       78

    THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. IN ADDITION, FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT THE ACTUAL RETURN MAY BE HIGHER OR LOWER. SEE "PURCHASE OF SHARES" AND "MANAGEMENT."

    COMPARISON OF CLASSES. The following table compares certain aspects relating to the purchase of shares of the three Classes:

                                            CLASS A                       CLASS B                       CLASS C
                                  ---------------------------   ---------------------------   ---------------------------
Sales Charges..................   Initial sales charge at       CDSC of 5% to 3% applies to   No initial sales charge;
                                  time of investment of up to   any shares redeemed within    CDSC of 1% applies to any
                                  5.50%, depending on amount    the first four years          shares redeemed within the
                                  of investment.                following their purchase;     first year.
                                  On investments of $1          no CDSC after four years.
                                  million or more, no initial
                                  sales charge.
12b-1 Distribution Fee.........   None.                         0.75% each year for the       0.75% each year.No
                                                                first six years.At the        conversion to Class A
                                                                beginning of theseventh       shares.
                                                                year, Class B shares
                                                                convert automatically to
                                                                Class A shares (with no
                                                                sales charge).
Service Fee....................   0.25% each year.              0.25% each year.              0.25% each year.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES AND STRATEGIES

    The investment objective of the Fund is to provide substantial dividend income and long-term growth of capital. This investment objective is "fundamental," meaning that it will not be changed without the approval of a majority of the Fund's voting securities, as defined in the 1940 Act. There is, of course, no assurance that the Fund will achieve its investment objective, although the Fund will always follow the investment strategies discussed below.

    THE FUND. The Fund seeks to achieve its objective through investments in securities which its Manager believes offer the best potential for current dividend yield and long-term growth of capital.

    Under normal conditions it is expected that at least 80% of the Fund's total assets will be invested in common stocks of approximately twenty-five high-quality established dividend-paying companies. The average market capitalization of the stocks included will generally be in excess of $1 billion. In selecting the twenty-five stocks that the Manager believes offer the best investment promise, the Manager generally will look for one or more of the following characteristics: established operating history; adequate dividend coverage; and sound balance sheet and other financial characteristics. As is typically the case with all Pasadena Funds, each stock included in the Fund's portfolio will be carefully analyzed on a fundamental basis.

    It is expected that the remaining portion of the Fund's investment portfolio will be invested in similar stocks or in common stocks with the potential for capital appreciation, but the Manager may invest those assets in other equity securities that the Manager believes have favorable prospects. The Fund may also purchase foreign securities, convertible stocks and bonds, and warrants when considered consistent with the Fund's investment objective.

    At times the Manager may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times the Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest solely in domestic debt securities, preferred stocks, cash or money market instruments, or in other securities the Manager considers to be consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. In addition, during its start-up phase, when the Manager is assembling the Fund's core portfolio, the Fund may have a larger than usual cash position.

Risk Considerations

DIVERSIFICATION

    The Fund is a diversified mutual fund. However, because the Fund's portfolio may contain a limited number of companies, the Fund may be more sensitive to changes in the market value of a single issuer or industry in its portfolio and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

FOREIGN SECURITIES

    The Fund may invest up to 25% of its assets in foreign securities, including those traded on foreign markets denominated in foreign currencies. Securities of foreign issuers may be owned through the purchase of Depositary Receipts. Investment in foreign securities exposes the Fund to currency risks and currency hedging risks, higher brokerage and custody costs, political risk, foreign taxation and similar risks.

DERIVATIVES

    The Fund may use derivatives to complement its basic investment strategy. These derivatives include foreign currency exchange instruments. The foreign currency exchange instruments used by the Fund may include forward foreign currency exchange contracts, foreign currency futures contracts and foreign currency options. These instruments and their rates are described in the Statement of Additional Information. The Fund does not invest in derivatives that exhibit extreme sensitivity to interest rates or that contain a high degree of imbedded leverage. In total, the Fund will not invest more than 5% of its net assets in these securities.

Other Investment Practices

    The Fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks. As with foreign currency exchange transactions, it is not expected that such practices will be utilized by the Fund to any great extent, if at all.

    SECURITIES LOANS AND FORWARD COMMITMENTS. The Fund may lend portfolio securities amounting to not more than 25% of its total assets to broker-dealers, so long as the loans are fully collateralized at all times. This may involve some risk to the Fund because the other party might default on its obligation, which would cause the Fund to be delayed or prevented from recovering the collateral. The Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

Investment Policies

    In addition to the investment criteria described above, the Fund will follow the investment policies set forth below which, unless otherwise indicated as an operating policy, are fundamental policies that may not be changed without prior shareholder approval as defined in the 1940 Act. References below to certain percentages of the Fund's total assets mean the total assets at the time the percentage is determined.

    (a) DIVERSIFICATION OF INVESTMENTS.

    With respect to at least 75% of the Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than obligations either issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This limitation does not apply with respect to the remaining 25% of the Fund's total assets.

    (b) CONCENTRATION OF INVESTMENTS IN AN INDUSTRY.

    The Fund will not invest 25% or more of its total assets in the securities of issuers in any one industry.

    (c) LIMITATION ON PERCENTAGE OWNERSHIP OF AN ISSUER.

    With respect to at least 75% of the Fund's total assets, the Fund will not acquire more than 10% of the outstanding voting securities or of any one class of securities of any one issuer. This limitation does not apply with respect to the remaining 25% of the Fund's assets (the holdings by other series of the Trust in the same issuer will be included for purposes of this limitation).

    (d) SPECIAL SITUATIONS.

    As a matter of operating policy, the Fund may invest in special situations which the Manager believes present opportunities for capital growth. A special situation arises when, in the opinion of the Manager, the securities of a particular company will, within a reasonable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Investments by the Fund in special situations may not exceed 35% of its total assets.

    (e) UNSEASONED COMPANIES.

    As a matter of operating policy, the Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Manager regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, the Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years' continuous operation (including that of predecessors.)

    (f)  WARRANTS.

    As a matter of operating policy, the Fund will not invest more than 5% of its net assets in warrants, subject to the restriction that not more than 2% may be in warrants not listed on the New York or American Stock Exchanges. While any warrants purchased by the Fund have a readily determined market value which will generally move in correlation with the market price of the underlying equity security, warrants nevertheless become worthless if they are not sold or exercised prior to their designated expiration date.

    (g) TEMPORARY DEFENSIVE INVESTMENTS.

    From time to time, depending on the Manager's analysis of market and other considerations, all or part of the assets of the Fund may be held in cash and short-term money market instruments, including obligations of the U.S. Government, high quality commercial paper, certificates of deposit, bankers' acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. All such investments will be made for temporary defensive purposes to protect against the erosion of capital and pending investment in other securities. Under a repurchase agreement, the Fund acquires a U.S. Government security from a financial institution that simultaneously agrees to repurchase the same security at a specified time and price. The repurchase price reflects an agreed-upon rate of return not determined by the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans by the Fund. In any repurchase transaction in which the Fund engages, the Fund's position during the entire term of the repurchase agreement will be fully collateralized. If the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.

    (h) INVESTMENT IN OTHER INVESTMENT COMPANIES.

    As a matter of operating policy, the Fund may invest in securities issued by other investment companies, within the limits contained in the 1940 Act. Pursuant to such limits, the Fund currently may not invest in such securities if, at the time of purchase, (i) more than 5% of the Fund's total assets are invested in any one investment company, (ii) more than 3% of the total voting stock of any one investment company is owned by the Fund, and (iii) more than 10% of the Fund's total assets are in the aggregate invested in such investment companies.

    (i)  OTHER INVESTMENT RESTRICTIONS.

    The Fund has adopted additional restrictions, both fundamental and operating, that prohibit or restrict certain investments or practices, including the investment of not more than 15% of its net assets in illiquid securities, prohibiting the purchase of securities of issuers in which officers or trustees of the Trust or the Manager have certain interests, and the borrowing of not more than 20% of its total assets for temporary or emergency purposes only. These additional restrictions are described in the Statement of Additional Information under "Investment Objective and Policies."

    The Fund has reserved the right, if approved by the Board of Trustees, to convert in the future to a "feeder" fund which would invest all of its assets in a "master" fund having substantially the same investment objective, policies and restrictions as currently exist for the Fund. Prior notice of any such action would be given to all shareholders if and when such a proposal is approved, although no such action has been proposed as of the date of this Prospectus.

Portfolio Turnover

    The Fund may purchase and sell securities without regard to the length of time the security is to be held or has been held, subject to a limit in the Internal Revenue Code of 1986, as amended (the "Code") on the amount of income that may be realized on the sale of assets held for less than three months. This factor, together with the adjustment of the investment portfolio whenever deemed advisable, may, from time to time, result in a relatively high rate of portfolio turnover. (The portfolio turnover rate is computed by dividing the lesser of total purchases or proceeds of sales effected during the period, excluding short-term securities, by the monthly average of the value of portfolio securities during that period.) The annual portfolio turnover rate for the Fund is expected to be approximately 200%. However, from time to time, the annual portfolio turnover rate for the Fund may be higher than projected. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may also result in the recognition of capital gains that may be distributed to shareholders. (See "Management" and "Dividends, Distributions and Taxes").

                       ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers investors three Classes of shares which bear sales and distribution charges in different forms and amounts:

    CLASS A SHARES. An investor who purchases Class A shares pays an up-front sales charge at the time of purchase of up to 5.50% of the public offering price per share. Certain purchases of Class A shares may also qualify for reduced sales charges, and purchases of $1 million or more are made at net asset value with no sales charge. Class A shares are not subject to any charges when they are redeemed, nor are they subject to a 12b-1 distribution fee. Accordingly, Class A shares pay correspondingly higher dividends per share, to the extent any dividends are paid, than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. See "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares."

    CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5% if redeemed within four years of purchase. Class B shares are subject to a 12b-1 distribution fee at the annual rate of 0.75% of the average net assets attributable to the Class B shares. Class B shares will automatically convert into Class A shares, based on relative net asset values, at the beginning of the seventh year after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion into Class A shares which do not pay a 12b-1 distribution fee) will have a higher expense ratio and pay lower dividends than Class A shares due to the Class B 12b-1 distribution fee. Pasadena Fund Services, Inc. (the "Distributor") will pay out of its own resources to the selling dealer a commission equal to 4.25% of the amount of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternative -- Class B Shares."

    CLASS C SHARES. Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% if redeemed within one year of purchase. Class C shares are subject to a 12b-1 distribution fee at the annual rate of 0.75% of the average net assets attributable to the Class C shares. Class C shares have no conversion feature, and therefore purchasers of Class C shares should expect to pay the 12b-1 distribution fee for as long as the shares are owned. The distribution fee paid by Class C shares will cause them to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than Class A shares. The Distributor will pay out of its own resources to the selling dealer a commission equal to 1% of the amount of the purchase. See "Purchase of Shares -- Pay-As-You-Go Alternative -- Class C Shares."

    WHICH PURCHASE ARRANGEMENT IS BETTER FOR YOU? The decision as to which Class of shares provides a more suitable investment for a particular investor depends on a number of factors, including the amount and intended length of the investment, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of a Fund, and other circumstances. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for at least seven years might consider Class B shares. Investors who prefer not to pay an initial sales charge and who are not sure of their intended holding period might consider Class C shares. To assist investors in making this determination, the tables under the caption "Expense and Fee Tables" show examples of the charges applicable to each Class of the Fund. Orders for Class B or Class C shares for more than $100,000 will not be accepted. Selling dealers and sales personnel may receive different compensation depending on which Class of shares they sell.

                               PURCHASE OF SHARES

GENERAL

    Shares of the Fund are offered continuously for purchase through investment dealers at the public offering price next determined after a purchase order in proper form is received by Boston Financial Data Services, Inc. ("the Sub-Transfer Agent"), the Fund, or another authorized agent or subagent of the Fund. The public offering price is effective for orders received by the Sub-Transfer Agent, the Fund, or another authorized agent or subagent of the Fund, prior to the time of the next determination of the Fund's net asset value. Orders received after the time of the next determination of the Fund's net asset value will be entered at the next calculated public offering price. When purchasing shares of a Fund, you must specify whether you wish to purchase Class A, Class B or Class C shares. An unspecified purchase order will be considered an order for Class A shares.

    The public offering price per share is equal to the net asset value per share, plus a sales charge in the case of Class A Shares as described below. Reduced sales charges apply to quantity purchases of Class A shares made at one time by (i) an individual, (ii) members of a family (I.E., an individual, spouse and children or grandchildren under age 21), or (iii) a trustee or fiduciary of a single trust estate or a single fiduciary account. (See also "Rights of Accumulation" below.) For Class B shares and Class C shares, the public offering price is equal to the net asset value per share with no initial sales charge.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value per share plus a sales charge depending upon the amount purchased, as described in the following table.

                                                           SALES CHARGE AS
                                                            PERCENTAGE OF
                                                         -------------------
                                                          PUBLIC      NET          DEALER COMMISSION
                  AMOUNT OF PURCHASE                     OFFERING    AMOUNT        AS PERCENTAGE OF
             AT THE PUBLIC OFFERING PRICE                 PRICE     INVESTED   THE PUBLIC OFFERING PRICE
              --------------------------                 --------   --------   -------------------------
Less than $50,000......................................   5.50%      5.82%               5.00%
$50,000 but less than $100,000.........................   4.75%      4.99%               4.25%
$100,000 but less than $250,000........................   3.75%      3.90%               3.25%
$250,000 but less than $500,000........................   2.50%      2.56%               2.00%
$500,000 but less than $1,000,000......................   2.00%      2.04%               1.75%
$1,000,000 or more.....................................   None      None                 1.00%*

------------------------------
* Paid by the Manager from its own resources, as described below under "Purchase at Net Asset Value -- Class A Shares."

RIGHTS OF ACCUMULATION -- CLASS A SHARES

    The reduced sales charges applicable to purchases of Class A shares apply on a cumulative basis over any period of time. Thus, the value of all Class A shares (but not Class B or Class C shares) of all of the Funds in The Pasadena Group of Mutual Funds owned by an investor (including the investor's own account, Individual Retirement Account ("IRA"), spousal or other account), taken at the current net asset value, can be combined with a current purchase of Class A shares of any of the Funds to determine the rate of sales charge applicable to the current purchase. In order to receive the cumulative quantity reduction, the existing Class A shares of all of the Funds held by an investor must be called to the attention of the Distributor at the time of the current purchase. Rights of accumulation are not available for purchases of Class B shares or Class C shares.

LETTER OF INTENT -- CLASS A SHARES

    An investor may qualify for an immediate reduced sales charge on a purchase of Class A shares of any of the Funds in the Pasadena Group of Mutual Funds by completing the Letter of Intent section of the Investment Application (the "Letter of Intent"), in which the investor states an intention to purchase during the next 13 months a specified amount of Class A shares which, if made at one time, would qualify for a reduced sales charge. Class A shares of any of the Funds acquired within 90 days prior to the first order under the Letter of Intent may be used to satisfy the intended purchase amount. The terms of the Letter of Intent include provisions granting a security interest to the Distributor in 5% of the amount of the investor's total intended purchase to assure that the full applicable sales charge will be paid if the investor does not complete the intended purchase. A minimum initial investment equal to 5% of the total intended amount is required in the Class A shares of one of the Trust's funds. Additional information regarding the Letter of Intent is provided in the Statement of Additional Information. Letters of Intent are not available for purchases of Class B shares or Class C shares.

PURCHASE AT NET ASSET VALUE -- CLASS A SHARES

    Class A shares may be purchased at net asset value by officers, trustees, directors and full-time employees of the Trust, the Manager, the Distributor and affiliates of such companies, by their family members, by direct investment advisory clients of the Manager's affiliate Roger Engemann & Associates, Inc. ("REA") and their family members, and by such other persons who are determined by the Trust's Board of Trustees to have acquired such shares under special circumstances not involving any sales expense to the Fund or the Distributor. Class A shares may also be purchased at net asset value by registered broker-dealers and their affiliates, by their registered personnel and employees and by their immediate family members, in accordance with the internal policies and procedures of the broker-dealer. Class A shares may also be acquired at net asset value by unit trusts, insurance companies or other separate accounts including accounts at broker-dealers or advisers who provide additional consulting or asset allocation services for the benefit of their clients and funds organized and offered outside of the United States, and by broker-dealers who charge their brokerage clients an asset-based fee in lieu of brokerage commissions, and which acquire and hold such shares of the Funds as part of a program or separate offering being made by them.

    Class A shares may be purchased at net asset value with no sales charge by investors who are existing Class A shareholders of any of the Funds if their initial purchases (excluding shares of The Pasadena Balanced Return Fund purchased at net asset value during the special 1992 and 1993 offering periods) were made at net asset value; purchases at net asset value apply only to purchases for preexisting accounts and new accounts which are directly or indirectly beneficially owned by such shareholder. Such sales are made with the understanding by the purchaser that the purchase is made for investment purposes and that the shares will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds. An investor must indicate eligibility for this privilege at the time of the investment. The Manager or the Distributor may, in its discretion, waive the minimum initial investment requirements for certain of these investors.

    Class A shares may be purchased by any single purchaser at net asset value with no sales charge in amounts of $1 million or more in one or more of the Funds, and may also be purchased at net asset value by employee benefit plans qualified under Section 401(a) of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established from time to time by the Distributor. Currently, the Distributor has not established any such minimum requirements. Employee benefit plans not qualified under Section 401(a) of the Code may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups, if any, established by the Distributor from time to time to enable the Distributor to realize economies of scale in its sales efforts and sales-related expenses.

    Class A shares may also be purchased at net asset value by trust companies and other financial institutions, bank trust departments and fee-based financial planners and investment advisors for funds or accounts over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are also subject to minimum requirements with respect to amount of purchase which may be established by the Distributor from time to time. Currently, the Distributor has not established any such minimum requirements. Such institutions may charge their clients transaction or other fees connected with the purchase of Fund shares.

    If an investment in Class A shares meeting the above-referenced requirements is made through a dealer who has executed a dealer agreement with respect to the Fund, the Manager may pay out of its own resources a one-time fee to such dealers, as follows: 1% on purchases up through $2 million, plus 0.80% on the next $1 million, plus 0.20% on the next $2 million, and 0.10% on the excess over $5 million. The entire amount of such fee will be paid following settlement of each purchase. Such transactions must be brought to the attention of the Distributor at the time of the initial investment. In lieu of this one-time fee, the Manager may pay out of its own resources to dealers or other persons who provide certain recordkeeping and administrative services related to qualified employee benefit plans invested in the Fund, a continuing fee of up to 0.20% per annum of the Fund's assets represented by such investments. In addition, the Manager currently pays to Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("ML"), out of the Manager's own resources for additional shareholder services and shareholder account maintenance, a continuing quarterly fee of up to .15% per annum of the aggregate net asset value of the Class A shares of any of the Funds held by customers of ML for more than four years.

DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES

    GENERAL. Investors choosing the deferred sales charge alternative may purchase Class B shares of any of the Funds at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund and the investor will realize the effect of having the full amount of the investor's purchase payment available for investment by the Fund.

    Proceeds from the CDSC assessed on shares redeemed within four years from the date of purchase will be paid to the Distributor and used in whole or in part by the Distributor to defray its expenses in providing distribution-related services to the Funds in connection with the sale of its Class B shares, such as the payments of an up-front commission by the Distributor to selected dealers and agents for selling Class B shares. The combination of the CDSC and the Class B distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

    CONTINGENT DEFERRED SALES CHARGE. Class B shares which are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares (the "CDSC Period"), as described below:

                                                                     CDSC AS A
                                                                   PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                    SUBJECT TO
YEAR SINCE PURCHASE                                                   CHARGE
-----------------------------------------------------------------  -------------
First............................................................             5%
Second...........................................................             4%
Third............................................................             3%
Fourth...........................................................             3%
Fifth and Thereafter.............................................          None

    In determining whether a CDSC is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that the redemption is first of any Class B shares representing capital appreciation, second of Class B shares acquired pursuant to reinvestment of dividends or distributions, and third of Class B shares held for the longest period of time.

    To illustrate, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and during the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through reinvestment of dividends. If the investor then makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption will be charged at a rate of 4% (the applicable rate in the second year after purchase), for a total CDSC payable of $16, which will be deducted from the redemption proceeds.

    CLASS B CONVERSION FEATURE. Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending on the first business day of the month next following the sixth anniversary of their purchase (the "Class B Holding Period"). At the end of the Class B Holding Period, Class B shares will automatically convert to Class A shares and will no longer be subject to the Class B distribution fee or a CDSC. Such conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales charge, fee or other expense. The purpose of the conversion feature is to eliminate the distribution fee paid by the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for having incurred the initial distribution expenses related to those Class B shares.

    For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

PAY-AS-YOU-GO ALTERNATIVE -- CLASS C SHARES

    Investors choosing the pay-as-you-go alternative purchase Class C shares at the net asset value per share without the imposition of a sales charge either at the time of purchase or upon redemption (provided such shares are held for more than one year). Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and with a CDSC imposed only on shares redeemed within the first year so that the investor will receive as proceeds upon redemption after the first year the entire net asset value of his or her Class C shares. The continuing 12b-1 distribution fee, which the Distributor intends to reallow to the selling dealer in addition to an up-front commission paid by the Distributor from its own resources, enables the Fund to sell Class C shares without either an initial sales charge or CDSC that extends beyond one year. Class C shares redeemed within the first twelve months after their purchase may not be repurchased by the same investor until at least twelve months have elapsed from the date of their redemption. Class C shares do not convert to any other Class of shares of the Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends, if any, than Class A shares.

    WAIVERS OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of shares (i) following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if redemption is made within one year of death or disability, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70, (iii) made under a Systematic Withdrawal Plan (as described below), with some limitations, (iv) followed by a reinvestment in such shares effected within 60 days of the redemption (this allows investors who redeemed or otherwise had second thoughts about having redeemed their Class B or Class C shares to reinvest the proceeds in such shares plus the amount of any CDSC previously paid), and (v) by tax-exempt employee benefit plans resulting from the enactment of any law or the promulgation by the Internal Revenue Service (the "IRS") or the Department of Labor of any regulation pursuant to which continuation of the investment in such shares would be improper, subject to the Funds' right to require an opinion of counsel to the effect that the continuation of such an investment would be improper. Upon any reinvestment made in accordance with clause (iv) above, which is a one-time privilege, the amount reinvested will be subject to the same CDSC to which such amount was subject prior to the redemption, and the CDSC Period with respect to the amount will continue to run from the original investment date, but will be extended by the number of days between the redemption and the reinvestment dates.

PURCHASE PROCEDURE

    The principal underwriter and distributor for the shares of the Fund is Pasadena Fund Services, Inc., 600 North Rosemead Boulevard, Pasadena, California 91107-2133 (the "Distributor"). Generally, shares may be purchased only through investment dealers that have selling agreements with the Distributor. It is the responsibility of such investment dealers to transmit orders so they will be received by the Distributor (in care of the Sub-Transfer Agent) on a timely basis. Orders placed with dealers prior to that day's determination of the Fund's offering price must be received by the Distributor (c/o the Sub-Transfer Agent) from the dealer prior to its close of business on the same day.

    Investment applications, accompanied by a check, in U.S. dollars, payable to the "Pasadena Group of Mutual Funds," should be sent by the investment dealer to the Distributor in care of the Sub-Transfer Agent, P.O. Box 8505, Boston, Massachusetts 02266-8505. No subscriptions will be accepted without payment. Third party checks will only be accepted if they are payable to an existing shareholder of the Fund who is an individual and if they are endorsed over to the Pasadena Group of Mutual Funds. When purchases are made by check or periodic automatic investment, redemption proceeds will not be forwarded to the shareholder until the investment being redeemed has been in the account for at least 15 calendar days or, if sooner, the time the investment has been cleared. For direct purchases by an investment dealer for its client, payment for the shares purchased must be received by the dealer. Full and fractional shares will be issued for the amount of the purchase. Purchase orders must specify which Class of the Fund is being purchased, or they will be deemed orders for the purchase of Class A shares.

    The minimum initial investment for the Fund is $1,000 per account ($250 for individual retirement accounts and custodial accounts for minors under the Uniform Transfers to Minors Act and for the initial purchase under a Systematic Purchase Plan). Minimum additional investments are $50. The Manager or Distributor may, in its discretion, waive the minimum investment requirements for 401(k), 403(b), employee benefit or other systematic or periodic purchase plans.

    The Fund and the Distributor each reserve the right in its sole discretion to reject any purchase order in whole or in part, and may suspend the offering of the Fund's shares at any time. For investors wishing to purchase shares by wire, please call the Fund or your investment dealer for information on the procedures to be followed.

SHAREHOLDERS' OPEN ACCOUNTS

    When an investor purchases shares in the Fund, the Fund opens a Shareholder's Open Account for that investor or for the investment dealer holding the Fund's shares for the investor. Any additional shares purchased are likewise credited to the Shareholder's Open Account.

    The Fund maintains a continuous permanent record of each Shareholder's Open Account and sends a written statement of every transaction in the account, including information concerning the status of the account. These statements provide an annual record of investments in shares of the Fund, which are held for the shareholder in uncertificated form by the Fund's transfer agent. No share certificates are issued.

SYSTEMATIC PURCHASE PLAN

    Under the Fund's Systematic Purchase Plan, a shareholder may arrange to make additional purchases (minimum $50) of Fund shares automatically on a monthly basis by electronic funds transfer from the shareholder's checking account if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. Investors may obtain more information concerning this program, including the application form, from their investment dealer or the Fund.

    The market value of the shares of the Fund is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

RETIREMENT PLANS

    Individuals may purchase shares of the Fund through an IRA available from the Fund or through other established retirement plans. An IRA using a trust account maintained by Pasadena National Trust Company, an affiliate of the Manager, is available with no separate fees.

PURCHASING SHARES:

            METHOD                            INITIAL INVESTMENT                            ADDITIONAL INVESTMENTS
By mail                          See "Purchase Procedures" for initial minimum   $50 minimum for subsequent purchases.Complete
                                 requirements.Complete account application in    the form at the bottom of a recent account
                                 its entirety, sign and return with your check   statement, make your check payable to The
                                 made payable to The Pasadena Group of Mutual    Pasadena Group of Mutual Funds, write your
                                 Funds to the address listed on the account      account number on the check and mail in the
                                 application.                                    envelope provided with your account
                                                                                 statement.
By wire                          Not currently available                         Instruct your bank to wire funds to:
                                                                                   State Street Bank and Trust
                                                                                   Boston, MA
                                                                                   ABA #011000028
                                                                                   DDA #99046526
                                                                                   Also reference:
                                                                                   -- Name of Pasadena Fund
                                                                                      specifying Class A, B or C
                                                                                      shares
                                                                                   -- Fund account number
By contacting your investment    Visit any investment dealer who is registered   Mail directly to your investment dealer's
dealer                           in the state where the purchase is made and     address printed on your account statements,
                                 who has a sales agreement with Pasadena Fund    or to the Sub-Transfer Agent at P.O. Box
                                 Services, Inc.                                  8505, Boston, MA 02266-8505

EXCHANGE PRIVILEGE

    Shares of a specific Class of one Fund may only be exchanged for shares of that same Class of another of the Funds. Such exchanges will be on the basis of the Shares' relative net asset values (with no sales charge, exchange fee or CDSC at the time of the exchange.) Shares of a Fund may not be exchanged for shares of another of the Trust's Funds unless the amount exchanged satisfies the other fund's minimum investment requirement. Exchange instructions may be given to the Fund in writing in care of the Sub-Transfer Agent, P.O. Box 8505, Boston, Massachusetts 02266-8505, or to the Pasadena Group Service Center by telephone at (800) 648-8050. Exchanges, which involve the redemption of shares of the Fund and the purchase of shares of another fund, may only be made in states where shares of such funds are qualified for sale, and investors should note that an exchange may result in recognition of a gain or loss for income tax purposes. Exchange privileges may be modified or suspended by the Fund upon 60-days' prior notice to shareholders.

    For purposes of computing both (i) the time remaining before Class B shares of the Fund ("New Class B shares") acquired through an exchange for Class B shares of another fund ("Original Class B shares") convert to Class A shares of the Fund and (ii) the CDSC payable upon disposition of the New Class B shares, the holding period for the Original Class B shares is added to the holding period of the New Class B shares.

    TELEPHONE EXCHANGE PRIVILEGE. Shareholders will be deemed to have elected the telephone exchange privilege unless they indicate to the contrary by marking the appropriate section of the investment application. By electing the telephone exchange privilege, investors authorize the Fund to act upon instructions by telephone to exchange shares from the Fund account for which such service has been authorized. (See "Telephone Redemption Privilege" below for information regarding the use of telephone authorizations.)

GENERAL

    Class A shares of the Fund may, on a one-time only basis by any shareholder, be repurchased at the then current net asset value with no sales charge up to the amount of any redemption of such shares by the shareholder within the prior 60-day period. Shares of the Fund may also be sold in foreign jurisdictions through financial institutions and intermediaries at their current net asset value plus a sales charge or commission which is different from those described in this Prospectus. Telephone orders from dealers and requests for information from dealers or shareholders will be recorded for the protection of the Fund.

    The Distributor, at its expense, will from time to time also provide additional compensation to dealers who sell shares of any of the publicly-offered funds. Compensation may include financial assistance to dealers in connection with conferences, sales training or promotional programs for their employees, seminars for the public, advertising campaigns regarding one or more of the publicly-offered funds and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of any of the publicly-offered funds' shares to qualify for this compensation to the extent such may be prohibited by the laws or regulations of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). Compensation may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.

                              REDEMPTION OF SHARES

GENERAL

    The Fund will redeem all or any portion of a shareholder's account when requested, proceeds will be held subject to prior collection by the Fund's custodian of the purchase price of the shares being redeemed. When purchases are made by check or periodic automatic investment, redemption proceeds will not be forwarded to the Shareholder until the investment has been in the account for at least 15 calendar days, or, if sooner, the time the investment has been cleared. Except for any CDSC which may be applicable to redemptions of Class B or Class C shares, there is no redemption charge and the redemption price will be the net asset value per share next determined after receipt in proper form of the redemption request by the Sub-Transfer Agent, the Fund, or another authorized agent or subagent of the Fund. See "Determination of Net Asset Value."

    Shareholders may redeem shares by sending a signed request for redemption to their investment dealer or to the Fund c/o Boston Financial Data Services, Inc., P.O. Box 8505, Boston, Massachusetts 02266-8505. If an investor owns more than one Class of shares in the Fund, the redemption request must specify which Class is being redeemed. Absent such specification, the shareholder's shares will be redeemed in the following order: first, Class C shares; second, Class A shares; and third, Class B shares.

    The signature on the redemption request must be guaranteed by an eligible guarantor institution, unless the proceeds are less than $50,000 and are payable to the shareholder and sent to the shareholder's current address on the Fund's records (provided that the shareholder's address of record has not been changed within the preceding 30 days) or directly to a predesignated bank account (see below). Corporations, partnerships, trusts and other fiduciaries may be required to furnish further documentation, such as certified copies of trust documents, corporate resolutions, or tax waivers for redemption purposes. Investment dealers holding shares of the Fund for the account of their clients may also require the Fund to repurchase such shares at the next determined net asset value (less the CDSC, if any, with respect to the Class B or Class C shares).

    Because of the expense of maintaining small accounts, the Fund, at its option, may redeem accounts with a market value of $800 or less as a result of redemptions, after a prior written notice of at least 60 days to provide the shareholder an opportunity to purchase sufficient shares to bring the account up to a value of at least $1,000 ($200 and $250, respectively, for accounts requiring an initial minimum investment of $250).

WIRE TRANSFERS

    A wire transfer procedure is available for redemptions made directly through the Fund, which permits the proceeds of a redemption of the Fund's shares to be wired to a designated bank account on the second business day following the redemption. A shareholder desiring to redeem shares by this procedure must provide the Sub-Transfer Agent with a written authorization, including specific bank account information, which instructs the Sub-Transfer Agent to honor wire redemption requests. A fee of $10 may be deducted from the proceeds of each redemption to cover the costs of the wire transfer. This privilege may be modified or terminated at any time by the Fund or the Sub-Transfer Agent upon notice to shareholders.

TELEPHONE REDEMPTION PRIVILEGE

    A shareholder will be deemed to have elected the telephone redemption privilege unless he or she indicates to the contrary by marking the appropriate section of the investment application. By electing the telephone redemption privilege, shareholders authorize the Fund or the Sub-Transfer Agent to act upon instructions by telephone, which are reasonably believed to be genuine, to redeem shares from the Fund account for which such service has been authorized and, in the case of wire redemptions, to transfer the proceeds to the bank or other account designated in the prior authorization. Shareholders agree that the Fund and/or the Sub-Transfer Agent will be liable for any loss, expense or cost suffered or incurred by shareholders arising out of any telephone redemption or exchange request, including any fraudulent or unauthorized requests, only if reasonable procedures are not followed. In an effort to confirm that telephone requests are genuine, the Fund employs reasonable procedures, which include requesting the taxpayer identification number and other information known only to the shareholder, and recording the telephone instructions.

SYSTEMATIC WITHDRAWAL PLAN

    Under a Systematic Withdrawal Plan, a shareholder with an account value in one of the Funds of $10,000 or more may receive (or send to a third party) periodic payments of $100 or more from the shareholder's account in that Fund on a monthly or quarterly basis. (Minimum account value for quarterly withdrawals is $5,000.) Shares of the applicable Class of the applicable Fund will be redeemed as necessary in order to meet withdrawal payments. Dividends and distributions on shares of a Class held in a Systematic Withdrawal Plan account will be reinvested in additional shares of the same Class at net asset value. A Class B shareholder may withdraw under a Plan up to 12% annually of the shareholder's initial account balance of Class B shares of the Fund without incurring a CDSC on the redemptions. The initial account balance is the amount of the shareholder's investment in the Class B shares of the Fund on the date that the shareholder established the Systematic Withdrawal Plan for those Class B shares.

    Purchases of additional Class A shares concurrently with periodic withdrawals from the shareholder's account may be disadvantageous because of sales charges applied when purchases of Class A shares are made. Purchases of additional shares of any Class concurrently with withdrawals from the shareholder's account may also be disadvantageous because some or all of any loss on redemption of any Class may be disallowed under certain "wash sale" rules for federal income tax purposes. While a Systematic Withdrawal Plan is in effect, each additional purchase of the Fund's shares must be equal to at least three times the scheduled annual withdrawals or $5,000, whichever is less. Shareholders should recognize that, to the extent withdrawals exceed purchases plus any dividends and distributions reinvested, the value of their account will be reduced and ultimately may be exhausted. Each withdrawal may result in gain or loss which generally must be recognized for federal or state income tax purposes.

    To initiate a Systematic Withdrawal Plan, a shareholder should complete the authorization form which may be obtained from the Fund or the shareholder's investment dealer. The Fund and the Sub-Transfer Agent reserve the right to modify or terminate this privilege at any time upon notice to the shareholder, and the Plan will terminate automatically if the value of the shareholder's shares in the Fund is reduced below $800, or upon such Fund's receipt of notification of the death or incapacity of the shareholder.

REDEEMING SHARES:

                 METHOD                                                           PROCEDURE
By writing to The Pasadena Group of       Send a letter of instruction specifying the name of the Fund, the number of shares or
Mutual Funds, c/o the Sub-Transfer        dollar amount to be sold, your name and account number. For redemptions over $50,000, and
Agent, P.O. Box 8505, Boston,             for certain redemptions of $50,000 or less (trusts, corporations, partnerships and
Massachusetts 02266-8505                  retirement plans), additional documentation may be required and your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the NASD, that is an eligible guarantor institution.You should verify with the institution that it is an eligible guarantor prior to signing. Notarization by a
                                          Notary Public is not an acceptable signature guarantee.
By contacting your investment dealer      If you redeem shares through your investment dealer, you may be charged for this
                                          service.Shares held for you in your investment dealer's street name must be redeemed through the dealer.
By telephone-contact one of our Mutual    If you have previously authorized telephone privileges on your account application, you
Fund Representatives at (800) 648-8050    may redeem up to $50,000 per account over the telephone, provided the check is made payable to the shareholder(s) of record and is sent to the address of record (the address must have been in effect for at least 30 days prior to the redemption). Certain accounts cannot be processed over the telephone (trusts, corporations, partnerships and retirement plans) since additional documentation may be required.
By wire                                   Any redemption request that has been received in proper order, may be wired to the shareholder(s) bank provided the information has been previously placed in the computer, or if accompanied by a signature guaranteed letter requesting that funds be wired. A fee of $10 may be deducted from the proceeds of each redemption to cover the costs of the wire transfer.

                                   MANAGEMENT

    The Board of Trustees of the Trust oversees the business and affairs of the Funds and exercises all powers normally associated with running a business. The Board has delegated the management and administration of the Fund's day-to-day operations to the Trust's officers and the Manager.

INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES

    The Manager is Roger Engemann Management Co., Inc., a California corporation whose office is located at 600 North Rosemead Boulevard, Pasadena, California 91107-2101. The Manager's telephone numbers are (818) 351-9686 and (800) 882-2855 (toll-free).

    Roger Engemann & Associates, Inc. ("REA"), which is a wholly owned subsidiary of Pasadena Capital Corporation, owns 93.5% of the Manager's capital stock. Roger Engemann, controlling shareholder of Pasadena Capital Corporation, is the Chairman of the Board and President of REA, the Manager and the Trust. REA has been engaged in the investment management business since 1969, and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. The portfolio managers, research analysts and supporting staff are substantially the same for both the Manager and REA. Combined assets under management by the Manager and REA as of December 31, 1995, were approximately $4.4 billion.

    Roger Engemann, James E. Mair and John S. Tilson are primarily responsible for the day-to-day management of the Fund. Mr. Engemann has been president of the Manager since its organization in 1985, and has been president of REA since its inception. Messrs. Mair and Tilson are both Executive Vice Presidents and Managing Directors of Portfolio Management of the Manager, and both have been with the Manager since 1985 and with REA since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.

    The Manager serves under an investment management agreement (the "Management Agreement") with the Trust on behalf of the Fund. Under the Management Agreement, the Manager furnishes investment advice and investment management services with respect to the Fund's portfolio of securities and investments, provides personnel, office space, facilities and equipment as may be needed by the Fund in its day-to-day operations, and provides the officers of the Trust. The Manager also provides the Fund with fund accounting, including assistance and personnel necessary to price the portfolio securities of the Fund, calculates the Fund's net asset value, and maintains the books and records of the Fund's investment portfolio as required by applicable law. The Manager also performs, under an administration agreement (the "Administration Agreement"), administrative and shareholder servicing for the Fund and pays for all other normal operating expenses of the Fund, except for the fees and expenses associated with investment management, the service fees paid by the Fund to dealers and others and certain DE MINIMIS fees of its independent auditors, legal counsel and trustees.

    The Manager may consider a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors may include, but are not limited to, the reasonableness of commissions, the quality of services and executions, sales of the Fund's shares, and the availability of research which the Manager and its affiliates may lawfully and appropriately use in their investment advisory capacity.

MANAGEMENT AND ADMINISTRATION FEES AND EXPENSES

    For the services provided under the Management Agreement, the Manager receives a management fee from the Fund (paid monthly) computed and prorated on a daily basis. The management fee is equal to the annual rate of 0.90% of the Fund's average daily net assets up to $50 million, plus 0.80% of net assets over $50 million up to $500 million, plus 0.70% of net assets over $500 million. The Manager also receives under the Administration Agreement an administration fee from the Fund equal to 0.60% per annum of the Fund's average daily net assets up to $50 million, plus 0.50% per annum of net assets over $50 million up to $500 million, plus 0.40% of net assets over $500 million.

    The combined rate of fees is higher than that paid to most other managers of investment companies. However, the Manager, in its capacity as administrator of the Fund, bears the cost for all normal operating expenses of the Fund (except for the fees and expenses, including brokerage, associated with investment management services, the fees paid to dealers and others providing services to shareholder accounts, the distribution fees paid by Class B shares and Class C shares and certain DE MINIMIS fees of its independent auditors, legal counsel and trustees) which are normally paid directly by other investment companies, such as compensation of the Trust's trustees, cost of shareholder reports, insurance, and all fees and expenses of the Fund's transfer agent and sub-transfer agent, dividend disbursing agent, custodian, auditors, accountants, attorneys and other parties performing services or operational functions for the Fund. As a result, the Fund will not incur any expenses in connection with its normal operations other than the fees and expenses described above. (See "Expense and Fee Tables" on page 3)

    The maximum operating expenses of the Fund also will be limited by applicable state securities laws where shares of the Fund are sold. This limitation may be removed or modified in the future without prior notice to shareholders.

DISTRIBUTION PLANS

    Rule 12b-1 adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Trustees and approved by its shareholders. Pursuant to that Rule, the Trust's Board of Trustees and the initial shareholder of the Class B shares and Class C shares of the Fund have approved, and the Fund has entered into, a distribution plan (each a "Plan") with the Distributor for Class B shares and Class C shares. Under the Plans, the Fund will pay distribution fees to the Distributor at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B shares and Class C shares, respectively, to reimburse the Distributor for its distribution costs with respect to those Classes. There is no 12b-1 Plan or distribution fee for the Class A shares.

    Each Plan provides that the Distributor may use the distribution fees received from the Class covered by the Plan to pay for the distribution expenses of that Class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Distributor or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that Class; and
(iv) costs involved obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class B shares and Class C shares as accrued.

    In adopting each Plan, the Board of Trustees determined that there was a reasonable likelihood that such Plan would benefit the Fund and the shareholders of the Class to which it relates. Information with respect to distribution revenues and expenses is presented to the Board of Trustees quarterly for its consideration in connection with its deliberations as to the continuance of the Plans. In its review of the Plans, the Board of Trustees is asked to take into consideration expenses incurred in connection with the distribution of each Class of shares separately.

    The Class B shares and Class C shares are not obligated under the Plans to pay any distribution expense in excess of the distribution fee. Thus, if a Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor.

    The distribution fee attributable to the Class B shares is designed to permit an investor to purchase Class B shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the Distributor to recover its costs of paying an up-front commission to broker-dealers in connection with the sale of the Class B shares. The distribution fee attributable to the Class C shares is designed to permit an investor to purchase Class C shares through broker-dealers without the assessment of a front-end sales charge, and at the same time to permit the Distributor to compensate broker-dealers on an ongoing basis in connection with the sale of the Class C Shares.

    Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Rule 12b-1 Trustees"), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares (as defined in the 1940 Act) of the Class to which the Plan applies.

    All distribution fees paid by the Fund under the Plans will be paid in accordance with Rule 2830 of the NASD Conduct Rules, as such Rule may change from time to time.

SERVICE FEES

    The Fund also will pay dealers and others, including the Fund's Manager and the Distributor, a continuing service fee equal to 0.25% per annum of the average net asset value of the Fund's shares held by such persons in order to compensate them for providing certain services to their clients, including processing redemption transactions and providing account maintenance and certain information and assistance with respect to the Fund, and responding to shareholder inquiries.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare a dividend equal to substantially all of its net investment income (including any net short-term capital gains realized by the Fund and any net realized foreign currency gains and losses, if any) and a distribution of substantially all net realized long-term capital gains at least once each calendar year, typically in December. Dividends paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that specially allocated expenses and the distribution fees relating to Class B and Class C shares will be borne exclusively by each such Class. The per share income dividends and distributions, if any, on Class B shares and Class C shares will be lower than the per share income dividends and distributions, if any, on Class A shares as a result of the distribution fees applicable to the Class B and Class C shares but not to the Class A shares.

    Unless a shareholder has previously requested in writing that payment be made in cash, dividends and capital gain distributions are reinvested in additional shares of the Fund at a purchase price equal to the net asset value per share (without any sales charge) as of 4:15 p.m., Eastern Time, on the dividend or distribution reinvestment date. Each shareholder's account is subsequently credited with the purchased shares on the dividend or distribution payment date. A shareholder may change his or her election at any time prior to the record date for a particular dividend or distribution by written request.

    Shareholders may not receive immediate confirmation of automatic dividend and capital gain reinvestment transactions, but may instead receive confirmation of such transactions in a periodic statement. Shareholders can also obtain information on their accounts by calling the telephone number listed below under "Shareholder Inquiries."

    Any dividend or distribution paid by the Fund reduces the net asset value per share by the per share amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a partial return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes, as discussed below.

    TAXES. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. By satisfying certain requirements relating to the sources of the Fund's income and the diversification of its assets and by distributing substantially all of its net investment income and net realized capital gains for each fiscal year, in addition to meeting other requirements imposed by the Code, a Fund will not be subject to any federal income taxes, to the extent its earnings are distributed.

    Dividends and capital gain distributions of the Fund, whether reinvested in additional shares or received in cash, will be subject to current federal income tax, except to tax-exempt shareholders which have not borrowed to purchase or carry Fund shares. Dividends of net investment income and the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gains over net short-term capital losses are treated as long-term capital gains regardless of how long a shareholder has held shares of the Fund.

    In the case of corporate shareholders, distributions from the Fund may qualify for the corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. Availability of the dividends-received deduction is subject to certain holding period and debt-financing limitations.

    Distributions will be taxable in the year in which they are received except for certain distributions received in January, which will be taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions, the portion, if any, that qualifies for the corporate dividends-received deduction, the portion, if any, that should be treated as a return of capital, and the amount, if any, of income tax withheld or foreign taxes eligible for "pass through" to shareholders.

    Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and does not purport to be a complete description of all tax implications of an investment in the Fund. Shareholders should consult their own advisers concerning the application of federal, state and local tax laws to their particular situations. Heller, Ehrman, White & McAuliffe, legal counsel to the Fund, has expressed no opinion in respect thereof.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value of the Fund is determined as of 4:15 p.m., Eastern Time, on each day the New York Stock Exchange is open and during which a purchase subscription or redemption request is received (or at such earlier time as the Exchange may close). Net asset value per share is calculated by dividing the total value of the Fund's investments and other assets, less all liabilities, by the number of Fund shares outstanding. For this calculation, the Fund's assets include accrued dividends (from their ex-dividend date) and interest, and liabilities include accrued expenses.

    In valuing the Fund's assets for calculating net asset value, portfolio securities with readily available market quotations are valued at their market value and other assets are valued in such manner as the Board of Trustees deems appropriate to reflect their fair value. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the then-current exchange rates or at such other value as the Board of Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of Fund shares even though there may be no change in the market value of such securities. See the Statement of Additional Information under "Purchase, Redemption, and Pricing of Fund Shares" for more detailed information on the valuation of the Fund's assets.

    The net asset values per share of the Class B shares and Class C shares of the Fund are expected to be approximately the same; the net asset value per share of the Class A shares of the Fund is expected, under normal circumstances, to be higher due to the daily expense accruals of the distribution fees applicable to the Class B shares and Class C shares but not to the Class A shares. However, the per share net asset value of the three Classes of the Fund will tend to converge on the Fund's ex-dividend date, and the per share dividends will differ by approximately the amount of the expense accrual differential among the Classes.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may publish its total return in advertisements and communications to shareholders. Total return is computed separately for the Class A, Class B and Class C shares of the Fund. Total return information will include the total return for the subject Class of the Fund over the most recent fiscal year and over the period from the inception of each Class. The Fund also may advertise aggregate and average total return information over different periods of time. The Fund's total return will be expressed as a percentage and will be calculated using a hypothetical $1,000 investment (including the maximum initial sales charge for Class A shares) at the beginning of the specified period and the net asset value of such investment at the end of the period, assuming reinvestment of all distributions at net asset value and deduction of any applicable CDSC on Class B and Class C shares. The Fund also may publish a cumulative return for each Class over a specified period based on the change in net asset value over such period. ln addition, the Fund may publish a distribution rate for each Class in prospective investor communications preceded or accompanied by a copy of its current Prospectus. The current distribution rate for each Class of the Fund will be calculated by dividing the maximum offering price per share into the annualization of the total distributions made by each Class of the Fund during the stated period. In each case, distribution rates and total return figures will reflect all recurring charges against the Fund's income. In addition, the Fund may compare its performance to various indices of investment performance published by third parties.

    Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's performance for any prior period should not be considered as a representation or prediction of what an investor's total return may be in any future period. For further information, including the formula and an example of the total return calculation, see the Statement of Additional Information.

    The Annual Report to Shareholders and subsequent Semiannual Report to Shareholders, if applicable, contain additional performance information respecting the Funds and their shares. A copy of each Report is available without charge upon request to the Trust at the address or telephone number set forth on the front page of this Prospectus.

                            DESCRIPTION OF THE TRUST

    The Fund is a series of the Trust, which was organized as a Massachusetts business trust on May 28, 1986. The Trust's Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series (called funds). The assets and liabilities of each series are separate and distinct from any other series. Currently, the Trust issues redeemable shares in six series: The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Small & Mid-Cap Growth Fund, The Pasadena Global Growth Fund and The Pasadena Value 25 Fund. Each of the Funds is authorized to issue Class A, Class B and Class C shares. The shares of the Pasadena Value 25 Fund are offered in this Prospectus and the shares of the other series of the Trust are offered in a separate prospectus. The Board of Trustees from time to time may authorize additional series or the termination of existing series of the Trust. Shares issued by the Fund have no preemptive, conversion, or sinking rights.

    Each of the Class A, Class B and Class C shares of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of each Class are borne separately by that Class and each Class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertains to that Class (only Class B shares and Class C shares are subject to such distribution plans).

    Shareholders of the Fund, as a separate series of the Trust, vote separately on matters affecting only the Fund (e.g., approval of the Management Agreement); shareholders of all the Funds vote as a single class on matters affecting all Funds jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so the holders of more than 50% of the shares of all Funds voting in any election of Trustees, can, if they choose to do so, elect all of the Trustees. While the Fund is not required to, nor does it intend to, hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees. As noted above, the Class B and Class C shareholders of the Fund have exclusive voting rights with respect to the provisions of the distribution plan covering that Class.

    The Trust's Board of Trustees has determined that currently no conflict of interest exists among the Class A, Class B and Class C shares of any of the Funds. On an ongoing basis, the Trust's Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries should be directed to the Pasadena Group Service Center at 600 North Rosemead Boulevard, Pasadena, California 91107-2133 (telephone toll free: (800) 648-8050).

                              GENERAL INFORMATION

    The Union Bank of California serves as Custodian of the Fund's assets.

    Pasadena National Trust Company ("PNTC"), which is wholly-owned by Mr. Roger Engemann, is the Transfer and Dividend Disbursing Agent for the Funds. PNTC has entered into a Sub-Transfer Agency and Service Agreement with State Street Bank and Trust Company, which will perform (through its affiliate, Boston Financial Data Services, Inc.) on behalf of PNTC certain of the shareholder accounting, recordkeeping and administrative functions required by the Funds.

    Coopers & Lybrand L.L.P. serves as independent auditors for the Funds. Reports containing financial statements, at least one of which will be audited, will be sent to shareholders twice during each fiscal year of the Funds, which ends on December 31. Only one copy of each report may be sent to shareholders at the same address, and statements for accounts having the same address may be consolidated in single mailings unless otherwise requested.

    The validity of the shares offered by the Prospectus will be passed on by Heller, Ehrman, White & McAuliffe, 333 Bush Street, San Francisco, California 94104.

    Shares of each of the Funds may be purchased by one or more investment funds organized outside the jurisdiction of the United States, whose shares are offered to investors who are not residents or citizens of the United States. The percentage of each Fund's shares owned by such offshore fund will be disclosed in this Prospectus and/or the Statement of Additional Information, as it may be amended from time to time. To the extent the number of shares of the Fund owned by any such offshore fund becomes a significant percentage of the Fund's outstanding shares, a risk to the Fund may exist to the extent the Fund is forced to liquidate portfolio securities quickly to meet any significant redemption requests by the offshore fund. However, as of the date of this Prospectus no such ownership exists, and even in the event a substantial percentage of the Fund's outstanding shares subsequently are held by such an offshore fund, the ability of the Fund to redeem its shares in kind (as described in the Statement of Additional Information) should substantially reduce any adverse effect on the Fund of any significant redemption of Fund shares by the offshore fund.

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                        BACKUP WITHHOLDING INSTRUCTIONS

    You are required by law to provide the Fund with your correct social security or taxpayer identification number (each a "TIN"), regardless of whether you file tax returns. Failure to do so may subject you to certain penalties. Failure to provide your correct TIN and to complete the section of the Investment Application entitled "Taxpayer Identification Number Certification and Signature(s)" could result in backup withholding by the Fund of federal income tax at the rate of 31% with respect to distributions, redemptions and other payments made with respect to your account.

    Any tax withheld may be credited against taxes owed on your federal income tax return.

    If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to your account while you are awaiting receipt of a TIN.

    Special rules apply for certain entities. For example, for an account established under the Uniform Transfers to Minors Act, the TIN of the minor should be furnished.

    If you have been notified by the IRS that you are subject to backup withholding because you have failed to report interest or dividend income on your tax return and you have not been notified by the IRS that such withholding should cease, you should strike clause (2) of the section entitled "Taxpayer Identification Number Certification and Signature(s)." If you are an exempt recipient, you should furnish your TIN and check the appropriate box in that section. Exempt recipients include corporations, financial institutions, registered securities and commodities dealers and others.

    For further information regarding backup withholding, see Section 3406 of the Code and consult your tax adviser.

                         THE PASADENA VALUE 25 FUND-SM-

                           600 North Rosemead Boulevard
                         Pasadena, California  91107-2133
                            (800) 648-8050 (Toll-Free)
                                 (818) 351-9686


                     STATEMENT OF ADDITIONAL INFORMATION

                              January 1, 1997


   The Pasadena Investment Trust (the "Trust") is a diversified, open-end management investment company offering redeemable shares of beneficial interest in six separate series. The series covered by this Statement of Additional Information is: The Pasadena Value 25 Fund (the "Value 25 Fund"), (sometimes referred to herein as the "Fund"). The other series of the Trust, The Pasadena Growth Fund, The Pasadena Nifty Fifty Fund, The Pasadena Balanced Return Fund, The Pasadena Global Growth Fund and The Pasadena Small & Mid-Cap Growth Fund are covered by separate prospectuses and statements of additional information. (All of the series of the Trust are collectively referred to as the "Funds.")


   The Value 25 Fund's investment objective is to achieve substantial dividend income and long-term growth of capital by investing in securities which the Manager believes offer the best potential for current dividend yield and long-term capital appreciation.


   This Statement of Additional Information is not a prospectus. It contains information which supplements the Prospectus for the Value 25 Fund dated January 1, 1997, as it may be amended from time to time. This Statement of Additional Information is to be read in conjunction with such Prospectus, which is hereinafter referred to as the "Prospectus."
 Some of the information required in this Statement of Additional Information has been included in the Prospectus. A copy of the Prospectus may be obtained from the Trust, 600 North Rosemead Boulevard, Pasadena, California 91107-2133.

                          TABLE OF CONTENTS
                                                            Page
                                                            ----

The Trust..............................................      B-2
Investment Objective and Policies......................      B-2
Management of the Trust................................      B-23
Investment Management and Administrative Services......      B-26
Brokerage Allocation and Other Practices...............      B-30
Principal Underwriter..................................      B-31
Class B and Class C Distribution Plans.................      B-32
Purchase, Redemption, and Pricing of Fund Shares.......      B-34
Distributions and Tax Status...........................      B-39
Performance Information................................      B-43
General................................................      B-46


                                  THE TRUST

  The Pasadena Investment Trust (the "Trust") is an open-end diversified management investment company organized as a Massachusetts business trust. The Trust issues shares of beneficial interest in six series, one of which is the "Fund" covered by this Statement of Additional Information. Each of the Funds has a separate investment objective and policies, and maintains a separate investment portfolio. Each of the Funds is authorized to issue three classes of shares (Class A, Class B and Class C shares) (each a "Class").


                        INVESTMENT OBJECTIVE AND POLICIES

   The following information concerning the investment objective and policies of the Fund supplements the Prospectus.
The information contained in the Prospectus relating to the Fund's Investment Objective and Policies is incorporated herein by reference.

FOREIGN SECURITIES

   The Fund may invest (directly and/or through Depositary Receipts) in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and the information available may not be of the same quality. Foreign companies also may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.

   Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in currency exchange rates, the Fund may purchase and sell forward currency exchange contracts. These are agreements to purchase or sell specified currencies at specified dates and prices. The Fund will only purchase and sell forward currency exchange contracts in amounts which the Manager deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by an authorized subcustodian.

FOREIGN CURRENCY TRANSACTIONS


   IN GENERAL. As described below, the Fund may engage in certain foreign currency exchange and option transactions. As indicated in the Prospectus, in total the Fund will not invest more than 5% of its net assets in these securities. These transactions involve investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Manager's predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Manager's ability to correctly predict movements in the direction of securities prices and currency exchange rates;
(2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


   The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered put and call options on foreign currencies for bona fide hedging purposes.

   Generally, the Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.
The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   The Fund may purchase or sell a foreign currency on a spot
(or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

   For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

   When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments).
In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.
                                     B-4

   The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

   It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

   Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

   The Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. The Fund receives a premium from writing a put or call option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

   The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Manager will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

   The Fund is not a commodity pool. The Fund's transactions in futures and options thereon as described herein will constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the value of the Fund's assets, with certain exclusions as defined in the applicable CFTC rules.

   CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

   Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

   At the maturity of a forward or futures contract, the Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

   Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

   FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community's European Monetary System.

   The Fund will only purchase or write foreign currency options when the Fund's Manager believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

   The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

   FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FUTURES CONTRACTS AND RELATED OPTIONS

   A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.
A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United
States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.
The Fund will not invest more than 5% of its net assets in futures contracts and related options.

   The Fund will not deal in commodity contracts PER SE, but only in futures contracts involving financial instruments. Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.
 Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.
Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Futures contracts traded on an exchange approved by the CFTC are "marked to market" at the end of each year, whether or not they are closed out. In general, 40% of the gain or loss arising from the closing out or marking to market of a futures contract traded on an exchange approved by the CFTC is treated as short-term capital gain or loss, and 60% is treated as long-term capital gain or loss.

   Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or certain liquid securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

   Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position would increase in value and the Fund would receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

   The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

   OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

   As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

   The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Manager's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if the Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, the Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. The Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put or call option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

   There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

   To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

   For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). A stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

   There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Fund's Manager will, however, when engaging in this type of activity, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

   Successful use of index futures by the Fund for hedging purposes is also subject to the Manager's ability to predict movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends may not result in a successful hedging transaction over a short time period.

   OPTIONS ON STOCK INDEX FUTURES. Options on stock index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

   As an alternative to purchasing put and call options on index futures, the Fund may purchase and sell put and call options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

   The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund fails to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

   The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

SECURITIES LOANS

   The Fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby increasing its total return. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or liquid high-grade short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily.
The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise the voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell securities.

FORWARD COMMITMENTS

   The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the Fund holds, and maintains until settlement date in a segregated account, cash or liquid high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.
Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

DEPOSITARY RECEIPTS

   The Fund may invest up to 25% of the value of its net assets in the securities of foreign issuers in the form of Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary Receipts ("CDRs"), or other forms of DRs. DRs are receipts typically issued by a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in DRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. The depository of unsponsored DRs generally bears all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

ILLIQUID SECURITIES

   The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's objective and other policies. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale.
During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for certain unregistered securities held by the Fund, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's
Board of Trustees and the Fund's investment in such securities will be limited only by the investment restrictions contained in this Statement of Additional Information. Because it is not possible to predict with any assurance how the market for restricted securities pursuant to Rule 144A will develop, the Board of Trustees has directed the

Manager to monitor carefully any Fund investments in such securities with particular regard to trading activity, availability or reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

REPURCHASE AGREEMENTS

   The Fund may, for temporary defensive purposes, invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities.
 Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.
 In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $1 billion or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized as primary dealers by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. In addition, to the extent the Fund has over $10 million in assets, the Fund will limit the amount of its transactions with any one bank or Government securities dealer to a maximum of 25% of its assets. Any repurchase agreements entered into by the Fund will be of short duration, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund's net assets would be invested in such repurchase agreements and other illiquid assets.

   For purposes of the Investment Company Act of 1940 (the
"1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

   Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party U.S. Government securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian or other entity authorized by the Trust's Board of Trustees to have custody for purposes of repurchase agreement transactions. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities, however.

SPECIAL SITUATIONS

   Subject to the limitations in the Prospectus, the Fund may invest in special situations that the Manager believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

   A special situation arises when, in the opinion of the Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

OTHER INVESTMENT RESTRICTIONS

   The following restrictions have been adopted as matters of fundamental or operating policy for the Fund. Fundamental policies may not be changed without the approval of a majority of the Fund's outstanding voting securities and approval of the Board of Trustees. Operating policies can be changed by vote of the Board of Trustees. The Fund MAY NOT:

   (1) With respect to 75% of the Fund's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer. [Fundamental Policy]

   (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and may make margin payments in connection with transactions in permissible futures and options contracts) or make short sales. [Operating Policy]

   (3) With respect to 75% of the Fund's total assets, acquire more than 10% of any one class of securities of an issuer or more than 10% of the outstanding voting securities of any one issuer.
 (For this purpose all common stocks of an issuer are regarded as a single class, and all preferred stocks of an issuer are regarded as a single class.) [Fundamental Policy]

   (4)   Borrow money in excess of 20% of its total assets
(taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (The Fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage [total assets of the Fund, including the amount borrowed, less liabilities other than such borrowings] of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.) [Fundamental Policy]

   (5) Pledge more than 25% of its total assets (taken at cost) in connection with permissible borrowings. For the purposes of this restriction, the deposit of underlying securities and other assets in connection with the writing of put and call options and collateral arrangements with respect to margin for currency futures contracts are not deemed to be a pledge of assets. [Fundamental Policy]

   (6) Invest more than 5% of its total assets in securities of any one issuer which, together with any predecessor, has been in continuous operation for less than three years. [Fundamental
Policy]

   (7) Invest in securities of any company, if officers and Trustees of the Trust and officers and directors of the Manager who beneficially own more than 0.5% of the shares or securities of that company collectively own more than 5% of such securities. [Operating Policy]

   (8) Make loans, except (a) by purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue to the public or to financial institutions, (b) by entry into repurchase agreements, or (c) through the lending of its portfolio securities with respect to not more than 25% of its total assets. [Fundamental Policy]

   (9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, except for transactions in futures contracts and options thereon entered into for hedging purposes. [Fundamental Policy]

  (10) Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. [Fundamental Policy]

  (11) Make investments for the purpose of exercising control of a company's management. [Operating Policy]

  (12) Concentrate its investments in particular industries, and in no event invest more than 25% of the value of its total assets in any one industry. [Fundamental Policy]

  (13) Engage in puts, calls, straddles, spreads or any combination thereof, except that, to the extent described in the Prospectus and this Statement of Additional Information, the Fund may buy and sell put and call options (and any combination thereof) on securities, on financial futures contracts, on securities indices, on currency futures contracts and on foreign currencies and may buy and sell put and call warrants, the values of which are based upon securities indices. [Operating Policy]

  (14) Purchase warrants if as a result its warrant holdings, valued at the lower of cost or market, would exceed 5% of the Fund's net assets, with no more than 2% of net assets in warrants not listed on the New York or American Stock Exchanges.
[Operating Policy]

  (15) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Funds, or by a person designated by the Trustees of the Funds, to make such determinations pursuant to procedures adopted by the Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in the aggregate in securities described in
(a), (b) and (c) above.  [Operating Policy]

  (16) Purchase or sell real property (including limited partnership interests), except that the Fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired. [Fundamental Policy]

  (17) Participate on a joint or joint and several basis in any securities trading account. [Operating Policy]

  (18) Purchase the securities of any other investment company except (a) within the limits of the 1940 Act, (b) in a public offering or in the open market or in privately negotiated transactions where, in either case, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than a customary broker's commission or underwriting discount) results from such purchase, (c) if such purchase is part of a merger, consolidation, or acquisition of assets, or (d) as part of a master-feeder arrangement (see below). [Fundamental Policy]

   The Fund, notwithstanding any other investment policy or limitation (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same objective, policies and limitations as the Fund.

   Some of the practices referred to above are subject to restrictions contained in the 1940 Act. In addition to the restrictions described above, the Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those states and foreign jurisdictions where the Fund intends to offer or sell its shares.

Any such additional restrictions that would have a material bearing on the Fund's operations will be reflected in the Prospectus or a Prospectus supplement and may require shareholder approval.

   PORTFOLIO TURNOVER. As stated in the Prospectus, the Fund may purchase and sell securities without regard to the length of time the security is to be held or has been held. The portfolio turnover rate for the Fund is not expected to exceed 250%.


                         MANAGEMENT OF THE TRUST

   The Trustees of the Trust have been appointed for an indefinite term. They are responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The Trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The current Trustees and officers of the Trust and their principal occupations during the last five years are the following:

                          Positions(s) Held         Principal Occupation(s)
Name, Address and Age      With the Trust           During Past Five Years
---------------------    ---------------------      ----------------------
ROGER ENGEMANN*          Chairman of the Board,     President of Roger Engemann
 600 North Rosemead      President and Trustee      & Associates, Inc., an
  Boulevard                                         investment management firm,
 Pasadena, California                               since 1972, and the Manager
 91107                                              since 1985. President and
 (55)                                               a Director of Pasadena
                                                    Capital Corporation.

JOHN S. TILSON*          Chief Financial Officer,   Executive Vice President,
 600 North Rosemead      Secretary and Trustee      Portfolio Manager and
  Boulevard                                         Securities Analyst with
 Pasadena, California                               Roger Engemann & Associates,
 91107                                              Inc. since 1983 and the
 (52)                                               Manager since 1985.
                                                    Officer and a Director of
                                                    Pasadena Capital
                                                    Corporation.

BARRY E. MCKINLEY         Trustee                   Certified Public Accountant;
 201 South Lake                                     head of B.E. McKinley &
  Avenue, Suite 400                                 Associates, an accounting
 Pasadena, California                               firm, since its inception
 91101                                              in 1971.
 (60)

                          Positions(s) Held         Principal Occupation(s)
Name, Address and Age      With the Trust           During Past Five Years
---------------------    ---------------------      ----------------------

ROBERT L. PETERSON       Trustee                    Private investor. From
 P.O. Box 80784                                     1988-1995, Regional Manager
 San Marino,                                        for Commercial Real Estate
 California 91118                                   Brokerage in the Pasadena
 (58)                                               office of Jon Douglas
                                                    Company, a real estate
                                                    firm. Prior thereto he
                                                    was associated with the real
                                                    estate brokerage firm of
                                                    R.A. Rowan & Co.

MICHAEL STOLPER*+         Trustee                   President of Stolper and
 525 B Street,                                      Company, Inc., an investment
  Suite 1080                                        adviser and broker-dealer
 San Diego,                                         since 1975. Director of
 California 92101                                   Pasadena Capital Corporation
 (50)                                               since February 1994.

RICHARD C. TAYLOR
 2100 Huntington          Trustee                   President of Richard Taylor
  Drive, #9                                         Company, Inc., a food
 San Marino,                                        ingredients broker, since
 California 91108                                   1987.
 (49)

ANGELA WONG               Trustee                   Since 1986, Ms. Wong has
 11355 West Olympic                                 been of counsel to the law
  Boulevard                                         firm of Manatt, Phelps,
 Los Angeles,                                       Phillips & Kantor,
 California 90064                                   specializing in employee
 (44)                                               benefits.

                          Positions(s) Held         Principal Occupation(s)
Name, Address and Age      With the Trust           During Past Five Years
---------------------    ---------------------      ----------------------
RICHARD A. WATSON        Controller - Fund          Vice President and
 600 North Rosemead      Accounting and Assistant   Controller - Fund
  Boulevard              Secretary                  Accounting of Roger Engemann
 Pasadena, California                               Management Co., Inc. From
 91107                                              September 1988 to June
 (42)                                               1993, Mutual Fund Operations
                                                    Manager of The Pasadena
                                                    Group of Mutual Funds and
                                                    Chief Financial Officer of
                                                    Roger Engemann Management
                                                    Co., Inc. A Director of
                                                    Pasadena Capital
                                                    Corporation. Prior thereto,
                                                    Mr. Watson was an Audit
                                                    Manager with Coopers &
                                                    Lybrand.

-----------
  *  TRUSTEE WHO IS AN "INTERESTED PERSON," AS DEFINED IN THE 1940 ACT.

  + MR. STOLPER IS ALSO A DIRECTOR OF BDI INVESTMENT COMPANY, A REGISTERED INVESTMENT COMPANY THAT INVESTS PRIMARILY IN TAX-EXEMPT SECURITIES; OF MERIDIAN FUND, INC., A REGISTERED INVESTMENT COMPANY THAT NORMALLY INVESTS PRIMARILY IN EQUITY SECURITIES; AND OF JANUS CAPITAL CORPORATION SINCE 1984, WHICH MANAGES THE JANUS GROUP OF MUTUAL FUNDS.


   As shown in the following table, the Manager pays the fees of the Trustees who are not affiliated with the Manager, which currently are $1,250 per quarter plus $1,250 for each meeting attended. The officers of the Trust and the Trustees affiliated with the Manager receive no direct compensation for performing the duties of such offices, except that Mr. Stolper receives fees from the Manager at the same rates as the disinterested Trustees. However, those officers and Trustees who are affiliated with the Manager may receive remuneration indirectly because the Manager receives management fees from the Fund. The table provides information regarding all Funds in The Pasadena Group of Mutual Funds for the fiscal year ended December 31, 1996.

                                                                       Total
                                      Pension or                  Compensation
                                      Retirement                   Respecting
                                       Benefits      Estimated     Registrant
                                      Accrued As       Annual         And
Name of                                Part of        Benefits     Fund Complex
Person,              Aggregate           Fund           Upon       Paid to
Position           Compensation        Expenses      Retirement    Trustees
--------          -------------      -----------    ------------  -------------

Roger Engemann        None               None          None          None
Chairman of the
Board, President
and Trustee

John S. Tilson        None               None          None          None
Chief Financial
Officer, Secretary
and Trustee

Barry E. McKinley    $10,000             None          None        $10,000
Trustee

Robert L. Peterson   $10,000             None          None        $10,000
Trustee

Michael Stolper      $10,000             None          None        $10,000
Trustee

Richard C. Taylor    $10,000             None          None        $10,000
Trustee

Angela Wong          $10,000             None          None        $10,000
Trustee

Richard A. Watson     None               None          None          None
Controller - Fund
Accounting and
Assistant Secretary



                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICES

   The following information concerning the investment management and administrative services provided to the Fund supplements the information contained in the section in the Prospectus entitled "Management."

INVESTMENT MANAGEMENT AGREEMENT

   The Manager, Roger Engemann Management Co., Inc., has entered into an Investment Management Agreement (the "Management Agreement") with the Trust, on behalf of each series of the Trust including the Fund, to provide investment advice and investment management services with respect to the assets of the Fund, provide personnel, office space, facilities and equipment as may be needed by the Fund in its day-to-day operations, provide the officers of the Trust, and provide the Fund with fund accounting, including assistance and personnel necessary to price the portfolio securities of the Fund, calculate the Fund's net asset value, and maintain the books and records of the Fund's investment portfolio as required by applicable law. The Management Agreement has been approved by the Board of Trustees of the Trust with respect to the Fund, including a majority of the Trustees who are not a party to the Management Agreement or interested persons of a party to the Management Agreement, and by a majority of the outstanding voting shares of the Fund.

   The Management Agreement dated March 1, 1993, currently is in effect through February 28, 1997. The Management Agreement may be continued thereafter for successive periods not to exceed one year, provided that such continuance is specifically approved annually by a vote of a majority of the Fund's outstanding voting securities or by the Board of Trustees, and by the vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

EXPENSES

   Except as set forth in the separate Administration Agreement discussed below, the Manager is not responsible under the Management Agreement for any expenses related to the operation of the Fund.

   Under the Management Agreement, the Fund is responsible and has assumed the obligation for paying all of its expenses, including but not limited to: (i) brokerage and commission expenses, (ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on the Fund,
(iii) interest charges on borrowings, (iv) charges and expenses of the Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees, (vi) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses, and statements of additional information to existing shareholders, (viii) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue
Sky) laws subsequent to the Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications, (ix) legal fees and expenses,
(x) auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Manager's benefit, (xii) payments due under the Administration Agreement between the Trust and the Manager, (xiii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees,
(xiv) service fees paid to dealers and other shareholder service providers pursuant to Services Agreements between the Trust and such service providers, and (xv) any extraordinary and non-recurring expenses, except as otherwise prescribed therein.

   As compensation for its services under the Management Agreement, the Manager is paid a monthly fee at an annual rate equal to 0.90% of the Fund's average daily net assets up to $50 million, which rates are reduced at higher levels of net assets as set forth in the Prospectus.


   The Management Agreement is terminable with respect to the Fund on 60-days' written notice by vote of a majority of the Fund's outstanding shares, by vote of a majority of the Board of Trustees, or by the Manager on 60-days' written notice. The Management Agreement automatically terminates in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager is not liable for any action or failure to act in accordance with its duties.

ADMINISTRATION AGREEMENT

   The Manager also has entered into an Administration Agreement with the Trust on behalf of each series of the Trust including the Fund. Under the Administration Agreement, the Manager, in its capacity as Administrator, (a) furnishes the Fund with various administrative and shareholder services including, but not limited to, (i) preparing and distributing all shareholder reports, (ii) preparing all tax returns and other regulatory filings, and
(iii) Blue Sky compliance services, and (b) pays for all of the normal operating fees and expenses of the Fund, except for the fees and expenses related to the services to be provided by the Manager under the Investment Management Agreement, the fees under the Administration Agreement, the services fees paid under the Services Agreements, the distribution fees paid under the Class B and Class C Rule 12b-1 distribution plans, brokerage and commission expenses and certain de minimis fees of its independent auditors, legal counsel and trustees. See "Class B and Class C Distribution Plans."
As compensation for its services and obligations under the Administration Agreement, the Administrator is paid a monthly fee at an annual rate equal to 0.60% of the Fund's average daily net assets up to $50 million, which rate is reduced at higher levels of net assets as set forth in the Prospectus. The Administration Agreement dated March 1, 1993, was approved, with respect to the Fund, by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Administration Agreement, and continues in effect until terminated on behalf of the Fund by either party on 60-days' written notice.

SERVICES AGREEMENTS

   Under the Services Agreements, the Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the Fund's average daily net assets, which will include the Manager or Pasadena Fund Services, Inc. (the "Distributor") for shareholder accounts not serviced by other service providers. Such amounts are compensation for providing certain services to clients owning shares of the Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to the Fund, including responding to shareholder inquiries.

   Notwithstanding the above-described division of expenses, the Manager will reduce its fees to the Fund under the Management Agreement for the amount, if any, by which the Fund's annual operating expenses, expressed as a percentage of average daily net assets, exceeds the most restrictive limitation imposed by any state in which such Fund's shares are then qualified for sale. Operating expenses for these purposes include the Manager's management and administration fee but do not include any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, the distribution fees paid under the Class B and Class C Rule 12b-1 distribution plans, and, with the prior written approval of any state securities commission requiring the same, any extraordinary expenses, such as litigation. The Manager also may choose, in its discretion, to reimburse or waive expenses specific to one or more Classes on a temporary basis. The amount of any such expenses waived or reimbursed by the Manager may vary from Class to Class. In addition, the Manager in its discretion may waive or reimburse Trust expenses and/or Fund expenses (with or without a waiver or reimbursement of Class-specific expenses) on a temporary basis, but only if the same proportionate amount of Trust expenses and/or Fund expenses are waived or reimbursed for each Class.

   The Manager also may act as an investment adviser to other persons, entities, and corporations, including other investment companies and the Trust's other series. Personnel of the Manager are affiliated with another investment adviser that has numerous advisory clients and will devote portions of their time to such clients.

                      BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Manager, in connection with advising the Fund on its portfolio decisions and subject to instructions of the Board of Trustees, will select the broker or dealer for the Fund's portfolio transactions. In executing the Fund's portfolio transactions, the Manager seeks to obtain the total costs or proceeds in each transaction which are most favorable under all the circumstances, taking into account such factors as the net economic result to the Fund (involving both price paid or received and any commission or spread and other costs paid), the efficiency of the transaction execution, the ability to effect the transaction when a large block of securities is involved, the known practices of brokers and their availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker or dealer. While the Manager generally seeks reasonably competitive commission rates or spreads as part of this policy, the Fund may not necessarily pay the lowest commission or spread available for a particular transaction.

   The Fund and the Manager may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Manager in the performance of its investment decision-making responsibilities. The Manager may use these services in connection with all of its investment activities, and some services obtained in connection with the Fund's transactions may be used in connection with other investment advisory clients of the Manager, including other mutual funds, other series of the Trust, or the Manager's affiliates.

   The Fund may invest in securities that are traded exclusively in the over-the-counter market. The Fund may also purchase securities listed on a national securities exchange through the "third market" (I.E., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Manager will seek to execute transactions through brokers or dealers that, in the Manager's opinion, will provide the best overall price and execution so that the resultant price to the Fund is as favorable as possible under prevailing market conditions.

   The Fund does not allocate brokerage business in return for sales of its shares, although such sales may be a factor in selecting broker-dealers for portfolio transactions, provided the Fund is receiving best execution. Neither the Manager, the Distributor nor any affiliated person thereof will participate in commissions or spreads paid by the Fund to brokers or dealers nor will they receive any reciprocal business, directly or indirectly, as a result of such commissions or spreads.

   Stolper & Company, Inc., of which Michael Stolper, a Trustee of the Trust and a Director of Pasadena Capital Corporation, is the sole shareholder, has in the past received brokerage business from Roger Engemann & Associates, Inc. Mr. Stolper owns 6.5% of the Manager. Stolper & Company, Inc. assists its clients in selecting an investment adviser and offers a service measuring the performance of investment advisers, in return for which the client pays cash or directs the investment adviser to execute a portion of the brokerage business through Bear, Stearns & Company for the credit of Stolper & Company, Inc. Stolper & Company, Inc. and Roger Engemann & Associates, Inc. anticipate that such brokerage allocation from Roger Engemann & Associates, Inc. will continue. However, neither Michael Stolper nor Stolper & Company, Inc. will receive or participate in commissions paid by the Fund nor receive any reciprocal business as a result of commissions paid by the Fund, although the Fund may pay usual and customary brokerage commissions to Bear, Stearns & Company for brokerage business by the Fund.

   It is possible that purchases or sales of securities for the Fund also may be considered for other clients of the Manager or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among the Fund and such other clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund.

   The Board of Trustees of the Trust periodically monitors the operation of these brokerage policies by reviewing the allocation of brokerage orders.

                           PRINCIPAL UNDERWRITER

   Pasadena Fund Services, Inc. (the "Distributor") acts as the principal underwriter for the Fund in a continuous offering of the Fund's shares. The Distributor uses its best efforts to distribute the Fund's shares, primarily through investment dealers, and is not obligated to purchase or distribute any specified number of shares.

   An underwriting agreement (the "Underwriting Agreement") dated August 12, 1994, as amended, between the Trust, on behalf of the Fund, and the Distributor is currently in effect through February 28, 1997. The Underwriting Agreement shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or a vote of a majority of the outstanding shares of the Trust (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated without penalty by the parties thereto upon 60-days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

   Pursuant to the Underwriting Agreement, the Distributor is entitled to receive a front-end sales charge in connection with certain sales of Class A shares, and a contingent deferred sales charge (a "CDSC") in connection with certain redemptions of Class B and Class C shares. The Distributor reallows all or a portion of the sales charges to selected dealers and agents for selling Class A shares. All sales of the Fund's shares prior to the date of this Statement of Additional Information were privately placed at net asset value, and therefore the Distributor did not receive any front-end sales charges in connection with such sales.

   The Distributor is responsible for certain expenses of distribution of the shares of the Fund, including advertising expenses, costs of printing sales material and prospectuses used to offer such shares to the public and expenses of preparing and printing amendments to the Trust's registration statement if the amendment is necessitated by the actions of the Distributor. In some instances dealers may receive 100% of the sales charge for sales of shares of the Fund and may, therefore, be deemed "underwriters" under the Securities Act of 1933, as amended.

   The Distributor is a wholly-owned subsidiary of Pasadena
Capital Corporation.


               CLASS B AND CLASS C DISTRIBUTION PLANS

   Pursuant to separate Distribution Plans (each a "Plan" and collectively the "Plans") adopted by each of the Funds pursuant to Rule 12b-1 under the 1940 Act, the Distributor incurs the expenses of distributing the Fund's Class B and Class C shares. See "Principal Underwriter."

   On July 13, 1993, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to any Plan (the "Rule 12b-1 Trustees"), at a meeting called for the purpose of voting on each Plan, adopted a Plan of distribution for the Class B and Class C shares of each series of the Trust.

   Under the Plans, the Fund pays distribution fees to the Distributor at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B shares and Class C shares, respectively, to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes.

   Each Plan provides that the Distributor may use the distribution fees received from the Class of the Fund covered by that Plan only to pay for the distribution expenses of that Class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class B and Class C shares as accrued.

   Class B and Class C shares are not obligated under the Plans to pay any distribution expense in excess of the distribution fee. Thus, if a Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class to the Distributor.

   Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Rule 12b-1 Trustees, vote annually to continue the Plan. Each Plan (and any distribution agreement between the Distributor and a selling agent with respect to the Class C shares) may be terminated without penalty upon at least 60-days' notice by the Distributor, or by the Fund by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Class to which the Plan applies.

   All distribution fees paid by the Fund under the Plans will be paid in accordance with Rule 2830 of the NASD Conduct Rules, as such Rule may change from time to time. Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the Class B and Class C shares of the Fund. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

               PURCHASE, REDEMPTION, AND PRICING OF FUND SHARES

   Reference is made to the information under the captions, "Purchase of Shares," "Redemption of Shares," "Determination of Net Asset Value," and "Dividends, Distributions, and Taxes" in the Prospectus. The Prospectus sets forth certain minimum investment and other requirements. From time to time, the Fund's management in its discretion may elect to waive such requirements in connection with individual purchases and sales. The following is additional information regarding purchase, redemption, and pricing of Fund shares:

   ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers investors three Classes of shares which bear sales and distribution charges in different forms and amounts. Class A shares are subject to a maximum front-end sales charge at time of purchase of 5.50% of the public offering price per share. Certain purchases of Class A shares may qualify for reduced sales charges. Class A shares do not pay a 12b-1 distribution fee, and redemptions of Class A shares are not subject to a CDSC. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 5.00% if redeemed within four years of purchase. Class B shares are subject to a 12b-1 distribution fee at the annual rate of 0.75% of the average net assets attributable to the Class B shares. Class B shares will automatically convert into Class A shares, based on relative net asset values, at the beginning of the seventh year after purchase. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% if redeemed within one year of purchase. Class C shares are subject to an ongoing 12b-1 distribution fee at the annual rate of 0.75% of the average net assets attributable to the Class C shares. Class C shares have no conversion feature, and therefore purchasers of Class C shares should expect to pay the 12b-1 distribution fee for as long as the shares are owned.

DETERMINATION OF NET ASSET VALUE

   The net asset value of the Fund is determined once daily as of 4:15 p.m. New York City Time on each day the New York Stock Exchange (the "Exchange") is open for trading (or such earlier time if the Exchange closes early for any reason). Portfolio securities will be priced at 4:00 p.m., at the close of trading on the Exchange, and any equity options or futures contracts and index options will be priced as of their close of trading on the same days at 4:10 p.m. and 4:15 p.m., respectively. It is expected that during 1997 the Exchange will be closed on Saturdays and Sundays and for Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and New Year's Day. The Fund does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient market movement with respect to its portfolio securities in other markets on such days to materially affect the net asset value per share.

   In valuing the Fund's assets for the purpose of calculating net asset value, portfolio securities listed on a national securities exchange or on Nasdaq for which market quotations are readily available are valued at the last sale price on the exchange or Nasdaq on the day as of which such value is being determined. If there has been no sale on such exchange or on Nasdaq on such day, the security is valued at the last sale price on the business day the security was last traded. Trading in certain securities (such as foreign securities) may be substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times and included in the pricing at 4:00 p.m. Securities traded only in the over-the-counter market, and not on Nasdaq, for which market quotations are readily available are valued at the current or last bid price. If no bid price is quoted on such day, the security is valued by such method as the Board of Trustees shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

   U.S. Government securities are traded in the over-the-counter market and will be valued as follows: securities having a maturity of 60 days or less will be valued at cost with interest accrued or discount amortized to date of valuation included in the interest receivable; securities having a maturity of more than 60 days and for which market quotations are readily available will be valued at the last reported bid price; securities having a maturity of over 60 days and for which market quotations are not readily available will be valued on the basis of market quotations for securities of comparable maturity, quality and type. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. The Fund may utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees.

   Reliable market quotations may not be considered to be readily available for certain U.S. and foreign securities. These investments are stated at fair value in accordance with procedures approved by the Trustees.

   If any securities held by the Fund are restricted as to resale, the Fund's Manager will determine their fair value following procedures approved by the Board of Trustees. The Trustees periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

   Occasionally, events affecting the values of the Fund's securities may occur between the times at which the values are determined and the close of trading on the Exchange, and the effect of these events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then their valuation may be adjusted to reflect their fair value as of the close of trading on the Exchange as determined in good faith by, or under procedures established by, the Board of Trustees.

PURCHASE OF SHARES

   If an order for the purchase of the Fund's shares, together with payment in proper form, is received by the Fund, the Distributor, or another authorized agent or subagent of the Fund, before 4:15 p.m., New York City time, Fund shares will be purchased at the public offering price (I.E., net asset value, plus the applicable sales charge set forth in the Prospectus for the Class A shares only) determined on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the next business day. It is the responsibility of any securities firm to transmit orders placed through it so that they will be received by the Distributor on a timely basis as described in the Prospectus. If an application for the purchase of shares of the Fund is received by the Fund, the Distributor, or another authorized agent or subagent of the Fund, without the appointment of an investment dealer, the Distributor intends to assign the account to an investment dealer, which may include the Distributor, for servicing and pay the applicable dealer concession to such firm. The appointment of a dealer of record does not change or affect in any way the price at which shares of the Fund are purchased or the rights of the shareholder, and the shareholder may change at any time the designation of the dealer of record to any other dealer by written notice to the Fund.

   When purchasing shares of the Fund, an investor must specify whether he wishes to purchase Class A, Class B or Class C shares. An unspecified purchase order will be considered an order for Class A shares. Orders for Class B or Class C shares in the aggregate for more than $100,000 of the Fund will not be accepted.

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE.

   Certain family members of officers, trustees, directors and full-time employees of the Trust, the Manager, the Distributor and their affiliates and such other persons who are determined by the Board of Trustees under circumstances not involving any sales expense to the Fund or the Distributor may purchase Class A shares of the Fund at net asset value. Family members are defined as current spouse, children, parents, grandchildren, grandparents, uncles, aunts, siblings, nephews, nieces, step relatives, relations at law and cousins.

LETTER OF INTENT -- CLASS A SHARES ONLY.

   An investor may qualify for an immediate reduced front-end sales charge on the purchase of Class A shares of any of the Funds in The Pasadena Group of Mutual Funds by completing the Letter of Intent section of the application for investment (the "Letter of Intent" or "Letter"), in which the investor states its intention to purchase during the following 13 months a specified amount of Class A shares which, if made at one time, would qualify for a reduced sales charge. To qualify, a minimum initial investment equal to 5% of such specified amount is required in one of the Funds. After the investor files the Letter of Intent, each additional investment made in Class A shares of any of the Funds will be entitled to the sales charge applicable to the level of investment indicated in the Letter of Intent as described above. Sales charge reductions based upon purchases of Class A shares in more than one of the Funds will be included in the Letter of Intent only if notification is given to the Distributor that the investment qualifies for a discount. Investments in Class A shares of the Fund within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of the sales charge. If the purchase specified in the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased during the period.

   The Letter of Intent requires that five percent (5%) of the amount of the total intended purchase will be reserved in Class A shares of the applicable fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the investor does not complete the intended purchase. However, the reserved shares will be included in the total Class A shares owned as reflected on the quarterly statement, and any income and capital gain distributions on the reserved shares will be paid as directed. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases equal or exceed the amount specified under the Letter, the reserved Class A shares will be deposited to the investor's Open Account. If the total amount of purchases exceeds the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases of Class A shares made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional Class A shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases of Class A shares if the total of such purchases had been made at a single time. Upon such remittance, the reserved Class A shares held for the investor's account will be deposited to its Open Account. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved Class A shares to realize such difference will be made. In the event of a total redemption of the Class A shares in the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor.

   By completing the Letter of Intent section of the application, the investor grants to the Distributor a security interest in the reserved Class A shares and agrees to irrevocably appoint the Distributor as its attorney-in-fact to surrender for redemption any or all such shares with full power of substitution. This power of attorney is coupled with an interest. The investor or its dealer must inform the Distributor that this Letter of Intent is in effect each time a purchase is made.

REDEMPTION OF SHARES.

   The right of redemption may not be suspended and the date of payment upon redemption postponed for more than seven days (or such shorter period as may be required by applicable law or regulation) after a shareholder's redemption request made in accordance with the procedures set forth above, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of security holders of the Fund.

   The Fund may pay the redemption price (net of any CDSC imposed on Class B and Class C shares) either in cash or in portfolio securities of the Fund (selected in the discretion of the Board of Trustees and taken at their value used in determining net asset value), or partly in cash and partly in portfolio securities. As a practice, the Fund will redeem shares wholly in cash unless the Board of Trustees believes that economic conditions make cash redemption detrimental to the Fund's interests. If payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder will ordinarily incur brokerage costs in converting the securities to cash. The Trust has filed a formal election with the SEC stating that the Fund may effect a redemption in portfolio securities provided it pays redemptions in cash during any 90-day period for any shareholder equal to the lesser of $250,000 or 1% of the Fund's total net assets at the beginning of such period. The Fund currently expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before the Fund would make a redemption in portfolio securities. Any such redemptions will be subject to receipt by the Fund of any necessary regulatory approvals.


   Class B shares are subject to payment of a CDSC of up to 5.00% if redeemed within four years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. See "Alternative Purchase Arrangements."

   If an investor owns more than one class of shares in the Fund, the redemption request must specify which class is being redeemed. Absent such specification, the investor's shares will be redeemed in the following order: First, Class C shares; second, Class A shares; third, Class B shares.

                   DISTRIBUTIONS AND TAX STATUS

   Reference is made to the information contained under the caption "Dividends, Distributions, and Taxes" in the Prospectus, which is incorporated herein by reference. The following is additional information with reference to the Fund's distributions and tax status:

DIVIDENDS AND DISTRIBUTIONS

   The Fund declares and pays income dividends and any capital gain distributions at least once a year as stated in the Prospectus.

   Each shareholder may elect either to receive dividends and distributions in cash or to have them reinvested in additional whole or fractional shares of the Fund. The election to receive dividends and distributions in cash or shares is made at the time of the subscription order. A shareholder may change such election at any time prior to the record date for a particular dividend or distribution by written request to the Fund. The value of whole and fractional shares shall be computed in accordance with the provisions of "Determination of Net Asset Value." No sales or other types of charge will be assessed in connection with the reinvestment of dividends and capital gain distributions.

TAXES

   The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to maintain such qualification. See "Dividends, Distributions and Taxes" in the Prospectus. Qualification as a "regulated investment company" does not involve supervision of the Fund's management or investment practices or policies by any governmental agency. By distributing substantially all of its net investment income and realized net capital gains for any fiscal year and by satisfying certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income taxes, to the extent its earnings are distributed, or excise taxes based on net income with respect to such year.

   Dividends of net investment income (including any net realized short-term capital gains) paid by the Fund are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such distributions may qualify for the corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of such distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders; however, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. Availability of the dividends-received deduction is subject to certain holding period and debt-financing limitations. Also, to the extent that the Fund's assets are invested in foreign securities, such dividends-received deduction would not be applicable.

   Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to the recipient shareholders as a long-term capital gain, without regard to the length of time a shareholder has held Fund shares. Capital gain distributions are not eligible for the dividends-received deduction referred to in the preceding paragraph. Any loss on a sale or exchange of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of such long-term capital gain distributions with respect to those shares.


   Exchanges and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares disposed of and the shareholder's adjusted tax basis for such shares. If a shareholder of the Fund exercises the exchange privilege within 90 days of acquiring shares in the Fund, any loss that would otherwise be recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid on the purchase of the shares surrendered reduces any sales charge that would be payable on the purchase of the new shares in the absence of the exchange privilege. Instead, the amount of the reduction in loss (or increase in gain) will be treated as an amount paid for the new shares. The conversion of Class B shares of the Fund into Class A shares of the Fund will not result in gain or loss for federal income tax purposes.

CERTAIN FOREIGN CURRENCY-RELATED TRANSACTIONS

   Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated securities are subject to Section 988 of the Code, which will generally cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses, and may affect the amount, timing and character of distributions to shareholders.

HEDGING TRANSACTIONS

   If the Fund engages in hedging transactions, including hedging transactions in futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to Fund shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund's shareholders.

   Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Fund's remaining earnings and profits, and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M of the Code.

   Under one of the requirements for qualification as a "regulated investment company" under the Code, the Fund will be limited in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

DEBT SECURITIES ISSUED OR PURCHASED AT A DISCOUNT


   Any investment by the Fund in debt securities issued at a discount and certain other obligations will (and investments in debt securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

CERTAIN FOREIGN ISSUES

   If more than 50% of the Fund's assets at year-end consist of securities of foreign corporations, the Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be able to use currently a credit for the full amount of foreign tax so paid by the Fund. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

   Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to additional U.S. federal income tax or other charge on the proceeds from the disposition of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund" which passes its annual income through to the Fund regardless of whether the company makes distributions.

GENERAL

   A shareholder of the Fund who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gain distributions paid to shareholders or reinvested by the Fund and other amounts distributed by the Fund, including proceeds of redemptions, unless such shareholder provides a social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code.

   Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Fund) will be furnished to each shareholder following the close of the calendar year during which the payments are made.

   The discussions herein and in the Prospectus have been prepared by the management of the Trust, are general by nature and do not purport to be a complete description of all tax implications of an investment in the Fund. Heller, Ehrman, White & McAuliffe, the Trust's counsel, has expressed no opinion in respect thereof. Investors should consult their own tax advisers for further details and for the application of federal, state and local tax laws to their particular situations.


                   PERFORMANCE INFORMATION

   From time to time, the Fund may state its total return in advertisements and investor communications. Total return is computed separately for Class A, Class B and Class C shares of the Fund. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for any Class of the Fund will be accompanied by information on that Class's average annual compounded rate of return over the most recent four calendar quarters and the period from the inception of the Class. The Fund may also advertise aggregate and average total return information over different periods of time.

   The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                            n
                      P(1+T)  =  ERV

Where:   P   = a hypothetical initial purchase order of $1,000
               from which the maximum sales charge is deducted

         T   = average annual total return

         n   = number of years

         ERV = ending redeemable value of the hypothetical
               $1,000 purchase at the end of the period

   Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum sales charge is deducted from the initial $1,000 investment at the time it is made and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

   The Fund may also state its yield in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:
                                         6
                   Yield = 2 [((a-b) + 1)  -1]
                             -------
                                cd
where

a = dividends and interest earned during the period;

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the maximum offering price per share on the last day of the period.

   Yield calculations assume the maximum sales charge applicable to the Fund. Actual yield may be affected by variances in sales charges on investments. Until such time as this Statement of Additional Information is amended to include the amount of yield for the Fund for the applicable 30-day period, the amount of such yield will not be advertised on behalf of the Fund.

   The Fund may also, from time to time, include a reference to the current distribution rate of each Class of shares in investor communications and sales literature preceded or accompanied by a prospectus for the Fund, reflecting the amounts actually distributed to shareholders of each Class which could include capital gains and other items of income, as well as interest and dividend income received by the Fund and distributed to the shareholders. All calculations of a Class's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate for a Class is determined by dividing the distributions declared during the period by the maximum offering price per share of the Class on the last day of the period and annualizing the resulting figure. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be confused with yield or considered to be a complete indicator of the return to the investor on his investment.

   The performance of the Fund may be compared to that of various indices of investment performance published by third parties (including, for example and not limited to, the Dow Jones Industrial Index, Standard & Poor's 500 Stock Index, Nasdaq Composite Index, the Value Line Arithmetic Index, the Value Line Geometric Index, Russell 1000, Russell 2000, Russell 3000, Wilshire 4500, Wilshire 5000, various EAFAE Indices, Goldman Sachs Convertible 100 Index, Lipper Non-Government Money Market Average and Lipper Government Money Market Average).
Furthermore, the Fund's standard performance may also be compared to the Fund's performance calculated as if no sales charges were deducted.

   From time to time, information concerning the Fund's performance by independent sources such as Morningstar, Lipper
Analytical Services, Inc., and other organizations may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

   Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                             GENERAL

   The Fund is a separate and distinct series of the Pasadena Investment Trust, a Massachusetts business trust. The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Amended and Restated Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets, including the Fund, for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from an operating company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

   The Trust is registered with the Securities and Exchange Commission as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement of the Trust filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.